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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BALL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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BALL CORPORATION
10 Longs Peak Drive, Broomfield, Colorado 80021-2510

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, APRIL 23, 2008

        The Annual Meeting of Shareholders of Ball Corporation will be held at the Corporation's offices, 10 Longs Peak Drive, Broomfield, Colorado 80021-2510, on Wednesday, April 23, 2008, at 9:00 A.M. (MDT) for the following purposes:

  1.
  To elect one director for a one-year term expiring at the Annual Meeting of Shareholders to be held in 2009, and to elect three directors for three-year terms expiring at the Annual Meeting of Shareholders to be held in 2011;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2008;

  3.
  To act upon a shareholder proposal to declassify the Board of Directors so that all directors are elected annually; and

  4.
  To transact any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above.

        Only holders of Common Stock of record at the close of business on March 3, 2008, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        A Proxy Statement appears on the following pages. Copies of the Annual Report and Form 10-K for 2007 are being mailed to you with this Notice of Annual Meeting of Shareholders and Proxy Statement.

By Order of the Board of Directors
David A. Westerlund Corporate Secretary

March 17, 2008
Broomfield, Colorado

YOUR VOTE IS IMPORTANT

You are urged to complete, sign, date and promptly return your proxy card in the enclosed postage-paid envelope, or submit your proxy by telephone or via the Internet, as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions.

PLEASE NOTE: The 2008 Annual Meeting of Shareholders will be held to tabulate the votes cast and to report the results of voting on the items described above. No management presentations or other business matters are planned for the meeting.

Ball and are trademarks of Ball Corporation, Reg. U.S. Pat. & Tm. Office

BALL CORPORATION
10 Longs Peak Drive, Broomfield, Colorado 80021-2510

PROXY STATEMENT
March 17, 2008

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, APRIL 23, 2008

Important notice regarding the availability of proxy materials for the Annual
Meeting of Shareholders to be held on Wednesday, April 23, 2008:

The Proxy Statement, 10-K and Annual Report are available at www.proxyvote.com

To Shareholders of Ball Corporation:

        This Proxy Statement and the accompanying proxy card are furnished to shareholders in connection with the solicitation by the Board of Directors of Ball Corporation (the "Corporation" or "Ball") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held April 23, 2008, for the purposes stated in the accompanying notice of the meeting.

        Please complete, sign, date and return your proxy card, or submit your proxy by telephone or via the Internet, as soon as possible, so that your shares can be voted at the meeting. Any Ball Corporation shareholder of record desiring to submit a proxy by telephone or via the Internet will be required to enter the unique voter control number imprinted on the Ball Corporation proxy card, and therefore should have the card for reference when initiating the process.

  •
  To submit your proxy by telephone, call 1-800-652-8683 on a touch-tone telephone and follow the simple menu instructions provided. There is no charge for this call.

  •
  To submit your proxy over the Internet, log on to the Web site http://www.investorvote.com and follow the simple instructions provided.

Similar instructions are included on the enclosed proxy card.

        A shareholder of the Corporation may revoke a proxy in writing at any time prior to the meeting by sending written notice of revocation to the Corporate Secretary, by voting again by telephone, via the Internet or in writing; or by voting in person at the meeting.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

        At the close of business on March 3, 2008, there were outstanding 97,611,057 shares of Common Stock (together with the associated preferred stock purchase rights under the Rights Agreement dated as of July 26, 2006, between the Corporation and Computershare Investor Services, LLC, as amended). Other than 23,194 shares of Common Stock granted as restricted stock without voting rights, each of the shares of Common Stock is entitled to one vote. Shareholders do not have cumulative voting rights with respect to the election of directors.

        Based on Schedule 13G filings with the Securities and Exchange Commission ("SEC"), the following table indicates the beneficial owners of more than 5 percent of the Corporation's outstanding Common Stock as of December 31, 2007:

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class
Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805	7,647,921	(1)	7.6
Lord Abbett & Co. 90 Hudson Street Jersey City, New Jersey 07302-3973	6,189,041	(2)	6.16
Vanguard Fiduciary Trust Company 500 Admiral Nelson Boulevard Malvern, Pennsylvania 19355	5,845,651	(3)	5.82

(1)
1,048,526 shares are held with sole voting and dispositive power. 6,599,395 shares are held with shared voting and dispositive power.

Janus Capital has an indirect 86.5 percent ownership stake in Enhanced Investment Technologies LLC ("INTECH") and an indirect 30 percent ownership stake in Perkins, Wolf, McDonnell and Company, LLC ("Perkins Wolf"). Janus Capital, Perkins Wolf and INTECH are aggregated for purposes of this filing. Janus Capital, Perkins Wolf and INTECH are collectively referred to as "Managed Portfolios."

Perkins Wolf and INTECH are indirect subsidiaries of Janus Capital. Janus Capital has an indirect 30 percent ownership stake in Perkins Wolf and an indirect 86.5 percent ownership stake in INTECH. Perkins Wolf and INTECH are registered investment companies registered under Section 8 of the Investment Company Act of 1940.

As a result of its role as investment advisor or sub-advisor to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 1,048,526 shares or 1 percent of the shares outstanding of Ball Common Stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

As a result of its role as investment advisor or sub-advisor to the Managed Portfolios, Perkins Wolf may be deemed to be the beneficial owner of 2,174,287 shares or 2.2 percent of the shares outstanding of Ball Common Stock held by such Managed Portfolios. However, Perkins Wolf does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

As a result of its role as investment advisor or sub-advisor to the Managed Portfolios, INTECH may be deemed to be the beneficial owner of 4,425,108 shares or 4.4 percent of the shares outstanding of Ball Common Stock held by such Managed Portfolios. However, INTECH does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

(2)
5,963,141 shares are held with sole voting power and 6,189,041 shares are held with sole dispositive power.

(3)
These shares are held with shared voting and dispositive power.

        The following table lists the beneficial ownership of Common Stock of the Corporation by director nominees, continuing directors, the Chief Executive Officer and the four other most highly compensated executive officers and, as a group, of such persons and the other executive officers as of the close of business on March 3, 2008.

Title of Class	Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class(2)
Common	Robert W. Alspaugh	3,000	(3)	*
Common	Howard M. Dean	91,799	(4)	*
Common	Hanno C. Fiedler	125,402	(5)	*
Common	John R. Friedery	274,031	(6)	*
Common	John A. Hayes	209,901	(7)	*
Common	R. David Hoover	1,486,630	(8)	1.5
Common	John F. Lehman	122,381	(9)	*
Common	Georgia R. Nelson	7,999	(10)	*
Common	Jan Nicholson	167,193	(11)	*
Common	Raymond J. Seabrook	434,267	(12)	*
Common	George M. Smart	21,540	(13)	*
Common	Theodore M. Solso	58,040	(14)	*
Common	Stuart A. Taylor II	88,865	(15)	*
Common	Erik H. van der Kaay	42,398	(16)	*
Common	David A. Westerlund	479,122	(17)	*
Common	All of the above and present executive officers as a group (21)	4,308,321	(18)	4.4

(1)
Full voting and dispositive investment power, unless otherwise noted.

(2)
* Indicates less than 1 percent ownership.

(3)
Mr. Alspaugh has 3,000 restricted stock units with no voting rights or dispositive investment power.

(4)
Includes 1,000 shares owned by Mr. Dean's wife, as to which he disclaims beneficial ownership, and 8,000 shares that he may acquire during the next 60 days upon the exercise of stock options. Also includes 357 stock units equivalent to 357 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans and 2,000 restricted stock units with no voting rights or dispositive investment power.

(5)
Includes 10,000 shares that Mr. Fiedler may acquire during the next 60 days upon exercise of stock options. Also includes 17,144 shares of restricted stock or restricted stock units without voting rights. Voting rights attach to the shares as the restrictions lapse.

(6)
Includes 90,625 shares that Mr. Friedery may acquire during the next 60 days upon the exercise of stock options. Also includes 76,151 stock units equivalent to 76,151 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans with no voting rights or dispositive investment power, and 23,500 restricted stock units with no voting rights or dispositive investment power.

(7)
Includes 65,242 shares that Mr. Hayes may acquire during the next 60 days upon the exercise of stock options. Also includes 45,056 stock units equivalent to 45,056 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans with no voting rights or dispositive investment power, and 29,250 restricted stock units with no voting rights or dispositive investment power. In addition, 20,000 shares have been pledged.

(8)
Includes 218,143 shares held in trust for Mr. Hoover's wife, as to which he disclaims beneficial ownership, and 744,511 shares that he may acquire during the next 60 days upon the exercise of stock options. Also includes 369,593 stock units equivalent to 369,593 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans with no voting rights or dispositive investment power, and 80,000 restricted stock units with no voting rights or dispositive investment power. In addition, 80,000 shares have been pledged.

(9)
Includes 32,000 shares that Mr. Lehman may acquire during the next 60 days upon the exercise of stock options. Also includes 16,866 stock units equivalent to 16,866 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans and 2,000 restricted stock units with no voting rights or dispositive investment power.

(10)
Includes 2,999 stock units equivalent to 2,999 shares that Ms. Nelson has deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans and 2,000 restricted stock units with no voting rights or dispositive investment power.

(11)
Includes 8,000 shares that Ms. Nicholson may acquire during the next 60 days upon the exercise of stock options. Also includes 11,546 stock units equivalent to 11,546 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans and 2,000 restricted stock units with no voting rights or dispositive investment power.

(12)
Includes 7,500 shares owned by Mr. Seabrook's children, as to which he disclaims beneficial ownership, and 215,669 shares that he may acquire during the next 60 days upon the exercise of stock options. Also includes 104,477 stock units equivalent to 104,477 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans with no voting rights or dispositive investment power, and 23,500 restricted stock units with no voting rights or dispositive investment power.

(13)
Includes 4,000 shares owned by Mr. Smart's wife, as to which he disclaims beneficial ownership. Also includes 2,015 stock units equivalent to 2,015 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans, and 2,000 restricted stock units with no voting rights or dispositive investment power.

(14)
Includes 8,000 shares that Mr. Solso may acquire during the next 60 days upon the exercise of stock options. Also includes 15,617 stock units equivalent to 15,617 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans and 2,000 restricted stock units with no voting rights or dispositive investment power.

(15)
Includes 30,250 shares that Mr. Taylor may acquire during the next 60 days upon the exercise of stock options. Also includes 16,276 stock units equivalent to 16,276 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans and 2,000 restricted stock units with no voting rights or dispositive investment power.

(16)
Includes 2,765 stock units equivalent to 2,765 shares that Mr. van der Kaay has deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans and 2,000 restricted stock units with no voting rights or dispositive investment power.

(17)
Includes 25,078 shares owned by Mr. Westerlund's wife, as to which he disclaims beneficial ownership, and 222,125 shares that he may acquire during the next 60 days upon the exercise of stock options. Also includes 120,412 stock units equivalent to 120,412 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans with no voting rights or dispositive investment power, and 23,500 restricted stock units with no voting rights or dispositive investment power.

(18)
Includes 343,348 shares to which beneficial ownership is disclaimed, and 1,708,056 shares that may be acquired during the next 60 days upon the exercise of stock options, and includes 77,025 to which beneficial ownership is disclaimed. Also includes 916,627 stock units equivalent to 916,627 shares that have been deferred pursuant to the Ball Corporation Deferred Compensation Company Stock Plans with no voting rights or dispositive investment power, and includes 43,311 to which beneficial ownership is disclaimed; and 253,000 restricted stock units with no voting rights or dispositive investment power, and includes 12,250 restricted stock units to which beneficial ownership is disclaimed. In addition, 141,025 shares have been pledged.

VOTING ITEM I—ELECTION OF DIRECTORS

        In 1985 the shareholders adopted the Amended Articles of Incorporation of Ball Corporation, dividing the Board of Directors (the "Board") into three classes, as nearly equal in number as possible, with directors serving staggered three-year terms. On April 23, 2008, one person is to be elected to serve as a director until 2009 and three persons are to be elected to serve as directors until 2011. Unless otherwise instructed on the proxy card, the persons named in the accompanying proxy intend to vote for nominees Robert W. Alspaugh to hold office as a director of the Corporation until the 2009 Annual Meeting of Shareholders and George M. Smart, Theodore M. Solso, and Stuart A. Taylor II to hold office as directors of the Corporation until the 2011 Annual Meeting of Shareholders, or, in each case, until his respective successor is elected and qualified. All nominees have consented to be named as candidates in the Proxy Statement and have agreed to serve if elected. If, for any reason, any of the nominees becomes unavailable for election, the shares represented by proxies will be voted for any substitute nominee or nominees designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve.

        Howard M. Dean, who has served as a director since 1984, has reached the retirement age for directors and, therefore, will not stand for reelection at the 2008 Annual Meeting. The Corporation wishes to express its appreciation to Mr. Dean for his significant contributions to the Corporation and its shareholders during his tenure as a director.

        In accordance with the Indiana Business Corporation Law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Abstentions and broker nonvotes are considered neither votes "for" nor "against." Proxies may not be voted for a greater number of persons than the four named nominees.

        Set forth for each director nominee in Classes II and III and for each continuing director in Classes I and III is the director's principal occupation and employment during the past five years or, if longer, the period during which the director has served as a director, and certain other information.

 DIRECTOR NOMINEES AND CONTINUING DIRECTORS

To Be Elected for a Term of One Year Until the 2009 Annual Meeting (Class III)
Robert W. Alspaugh	Chief Executive Officer, KPMG International, 2002 to 2005. Age 61.	Director since 2008. Member, Audit and Nominating/Corporate Governance Committees. Mr. Alspaugh is a director of Autoliv, Inc., Stockholm, Sweden.
To Be Elected for a Term of Three Years Until the 2011 Annual Meeting (Class II)
George M. Smart	President, Sonoco-Phoenix Inc., Canton, Ohio, a subsidiary of Sonoco Products Company, 2001 to 2004. Age 62.	Director since 2005. Member, Human Resources and Audit Committees. Mr. Smart is a director of FirstEnergy Corp., Akron, Ohio.
Theodore M. Solso	Chairman and Chief Executive Officer, Cummins, Inc., Columbus, Indiana, since January 2000. Age 61.	Director since 2003. Member, Audit and Human Resources Committees. Mr. Solso is a director of Ashland Inc., Covington, Kentucky.
Stuart A. Taylor II	Chief Executive Officer, The Taylor Group L.L.C., Chicago, Illinois, since June 2001; Senior Managing Director, Bear, Stearns & Co. Inc., Chicago, Illinois, 1999 to 2001. Age 47.	Director since 1999. Member, Human Resources and Nominating/Corporate Governance Committees.
The Board of Directors recommends that shareholders vote "FOR" the election of each nominee for Director named above.

To Continue in Office Until the 2009 Annual Meeting (Class III)
R. David Hoover
Chairman, President and Chief Executive Officer, Ball Corporation, since April 2002; President and Chief Executive Officer, January 2001 to April 2002; Vice Chairman, President and Chief Operating Officer, April 2000 to January 2001; Vice Chairman, President and Chief Financial Officer, January 2000 to April 2000; Vice Chairman and CFO, 1998 to 2000; Executive Vice President and CFO, 1997 to 1998; Executive Vice President, CFO and Treasurer, 1996 to 1997. Age 62.
Director since 1996.

Mr. Hoover is a director of Energizer Holdings, Inc., St. Louis, Missouri, Irwin Financial Corporation, Columbus, Indiana, and Qwest Communications International, Inc., Denver, Colorado.
Jan Nicholson
	President, The Grable Foundation, Pittsburgh, Pennsylvania, since 1990; Managing Director, Strategic Risk Assessment, MBIA Insurance Corporation, Armonk, New York, 1998 to 2000; Managing Director, Research and Development, Capital Markets Assurance Corporation (CapMAC), New York, New York, 1994 to 1998. Age 62.	Director since 1994. Member, Audit and Finance Committees. Ms. Nicholson is a director of Radian Group Inc., Philadelphia, Pennsylvania.

To Continue in Office Until the 2010 Annual Meeting (Class I)
Hanno C. Fiedler
Executive Vice President, Ball Corporation, and Chairman and Chief Executive Officer, Ball Packaging Europe, December 2002 to December 2005; Chairman and Chief Executive Officer, Schmalbach-Lubeca AG, 1996 to 2002. Age 62.
Director since 2002. Member, Finance Committee.

Mr. Fiedler serves on the Supervisory Boards of Thyssen Krupp Steel AG, Duisburg, Germany, Pfleiderer AG of Neumarkt, Germany, and MAN-Roland AG, Augsburg, Germany.
John F. Lehman
	Chairman, J. F. Lehman & Company, New York, New York, since 1990; Chairman of the Board, OAO Technology Solutions, Inc., Greenbelt, Maryland, since 2001; Chairman of the Board, Sperry Marine Inc., Charlottesville, Virginia, 1993 to 1996; Managing Director, Investment Banking Division, PaineWebber Inc., New York, New York, 1988 to 1990; Secretary of the Navy, Washington, D.C., 1981 to 1987. Age 65.	Director since 1987. Member, Finance and Nominating/Corporate Governance Committees. Mr. Lehman is a director of EnerSys, Reading, Pennsylvania.
Georgia R. Nelson
	President and Chief Executive Officer, PTI Resources, LLC, Chicago, Illinois, since June 2005; President, Midwest Generation EME, LLC, Chicago, Illinois, April 1999 to June 2005; General Manager, Edison Mission Energy Americas, Irvine, California, January 2002 to June 2005. Age 58.	Director since 2006. Member, Human Resources and Nominating/Corporate Governance Committees. Ms. Nelson is a director of Cummins, Inc., Columbus, Indiana, and Nicor Inc., Naperville, Illinois.
Erik H. van der Kaay
Chairman of the Board, Symmetricom, Inc., October 2002 to October 2003; President, Chief Executive Officer, and Chairman of the Board, Datum, Inc., Irvine, California, April 1998 to October 2002 upon Symmetricom's acquisition of Datum. Age 67.
Director since 2004. Member, Audit and Finance Committees.

Mr. van der Kaay is Chairman of Comarco, Inc., Irvine, California, RF Micro Devices, Greensboro, North Carolina, and TranSwitch Corporation, Shelton, Connecticut.

 GOVERNANCE OF THE CORPORATION

Corporate Governance Guidelines

        The Board has established Corporate Governance Guidelines to comply with the relevant provisions of Section 303A of the New York Stock Exchange ("NYSE") Listed Company Manual (the "NYSE Listing Standards"). The Corporate Governance Guidelines are set forth on the Corporation's Web site at www.ball.com, under the section "Investors," under the subsection "Financial Information" and under the link, "Corporate Governance." A copy may also be obtained upon request from the Corporation's Corporate Secretary.

Policies on Business Ethics and Conduct

        Ball established a Corporate Compliance Committee in 1993 chaired by a designated Compliance Officer. The Committee publishes a code of business ethics, which is in the form of the Business Ethics booklet. The Board has adopted a separate additional business ethics statement referred to as the Ball Corporation Executive Officers and Directors Business Ethics Statement ("Executive Officers and Directors Ethics Statement") designed to establish principles requiring the highest level of ethical behavior toward achieving business success within the requirements of the law and the Corporation's policies and ethical standards. The Business Ethics booklet and the Executive Officers and Directors Ethics Statement are set forth on the Corporation's Web site at www.ball.com, under the section "Investors," under the subsection "Financial Information" and under the link, "Corporate Governance." Copies may also be obtained upon request from the Corporation's Corporate Secretary.

Director Training

        All new directors receive orientation training soon after being elected to the Board. Continuing education programs are made available to directors including internal presentations, third party presentations and externally offered programs.

Communications With Directors

        The Corporation has established means for shareholders or others to send communications to the Board. Persons interested in communicating with the Board, its individual directors or its Committees may send communications in writing via the Corporate Secretary or the Chairman of the Board. The communication should be sent in care of the Corporate Secretary, Ball Corporation, by mail to P.O. Box 5000, Broomfield, Colorado 80038-5000 or facsimile transmission to 303-460-2127.

        In accordance with the NYSE and SEC requirements, the Corporation has established additional means for interested parties to send communications to the Board and selected Committees, which are described on the Corporation's Web site at www.ball.com, under the section "Investors," under the subsection "Financial Information" and under the link, "Corporate Governance."

        Shareholder proposals for inclusion in the Corporation's proxy materials will continue to be handled and must be communicated as disclosed in this Proxy Statement on page 41.

Meetings of Nonmanagement and Independent Directors

        The Board meets regularly and not less than four times per year. Nonmanagement directors meet regularly, usually in conjunction with a regular Board meeting. Independent directors meet at least annually. Stuart A. Taylor II served as Presiding Director for meetings of nonmanagement and independent directors held in 2007 except the January meeting at which Ms. Nelson presided.

Director Independence Standards

        Pursuant to the NYSE Listing Standards, the Board has adopted a policy adhering to the director independence requirements of the NYSE in determining the independence of directors. These standards are described on the Corporation's Web site at www.ball.com, under the section "Investors," under the subsection "Financial Information" and under the link, "Corporate Governance."

        The Board has determined that a majority of the Board is independent, and the Board has determined that based upon the NYSE independence standards, each of the members of the Board is independent with the exception of Messrs. Fiedler and Hoover.

 CERTAIN COMMITTEES OF THE BOARD

        The standing committees of the Board are the Audit, Nominating/Corporate Governance, Human Resources and Finance Committees.

Audit Committee:

        The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities to oversee management's conduct and the integrity of the Corporation's public financial reporting process including the overview of the accounting policies and the system of internal accounting controls over financial reporting, disclosure controls and procedures and the performance of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation (the Corporation's "independent auditor") and the internal audit department. The Audit Committee is responsible for engaging and evaluating the Corporation's independent auditor, including the independent auditor's qualifications and independence; resolving any differences between management and the independent auditor regarding financial reporting; preapproving all audit and non-audit services provided by the independent auditor; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

        Members of the Audit Committee are Ms. Nicholson and Messrs. Alspaugh (effective February 2008), Smart, Solso and van der Kaay. The Board has determined that each member of the Audit Committee is independent and financially literate, and the Board identifies Ms. Nicholson, among others, as having accounting or financial management expertise and as an Audit Committee financial expert under the NYSE Listing Standards and the SEC regulations. The Audit Committee met five times during 2007.

        The Report of the Audit Committee is set forth on page 38. The Committee has considered the non-audit services provided during 2007 and 2006 by the independent auditor as disclosed below and determined the services were compatible with maintaining the auditor's independence. The Committee believes the fees paid to the independent auditor in respect of those services were appropriate, necessary and cost efficient in the management of the business of the Corporation and are compatible with maintaining the auditor's independence.

Audit Fees and Services

        The following table represents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Corporation's annual consolidated financial statements and quarterly reports and the auditor's report under the Sarbanes Oxley Act of 2002 for fiscal 2007 and fiscal 2006, together with fees for audit-related services and tax services rendered by PricewaterhouseCoopers LLP during fiscal 2007 and fiscal 2006. Audit-related services for 2007 consisted of consultations related to derivative transactions, stock repurchase programs, various local and special audits, quality testing of IT systems, joint venture consultations and a preferability letter in inventory accounting. Tax fees consisted principally of tax compliance, including tax compliance matters related to tax audits and return preparation fees and fees for tax consultations. Other fees included fees for access to PricewaterhouseCoopers LLP online accounting research software and other accounting advice for the Corporation's foreign investments.

	Fiscal 2007	Fiscal 2006
Audit Fees
Attestation Report and Accounting Consultations	$4,794,000	$5,174,000
Foreign Statutory Audits	1,310,000	1,584,000
Audit-Related Fees
Benefit Plans	$22,000	$19,000
Consultations	158,000	25,000
Tax Fees
Tax Compliance Matters	$466,000	$1,091,000
Tax Consultations	649,000	394,000
All Other Fees	$20,000	$22,000

        The Audit Committee's Charter requires management to submit for preapproval all audit, audit-related and non-audit-related services to be performed by the independent auditor. Management and the independent auditor submit a report of fees for review and preapproval by the Committee on a quarterly basis. The Audit Committee requires management and the independent auditor to submit a report at least annually regarding audit, audit-related, tax and all other fees paid by the Corporation to the independent auditor for services rendered in the immediately preceding two fiscal years. The Committee considers whether the fees for non-audit and audit-related services are compatible with maintaining the auditor's independence and requires management and the independent auditor to confirm this as well. The Audit Committee preapproved 100 percent of all of the above-referenced fees paid in 2007 and 2006 for services that were provided by PricewaterhouseCoopers LLP.

        The percentage of hours expended by persons other than the independent auditor's full-time, regular employees on the independent auditor's engagement to audit the Corporation's financial statements was less than 10 percent.

        A copy of the Audit Committee Charter is attached as Annex I to the Proxy Statement and is set forth on the Corporation's Web site at www.ball.com, under the section "Investors," under the subsection "Financial Information" and under the link, "Corporate Governance."

Nominating/Corporate Governance Committee:

        The Nominating/Corporate Governance Committee is responsible for assisting the Board in fulfilling its responsibility to identify qualified individuals to become Board members; recommending to the Board the selection of Board nominees for the next annual meeting of shareholders; addressing the independence and effectiveness of the Board by advising and making recommendations on matters involving the organization and operation of the Board, Corporate Governance Guidelines and directorship practices; overseeing the evaluation of the Board and its Committees; and reviewing and assessing the Corporation's Sustainability activities and performance. The Nominating/Corporate Governance Committee utilizes the standards set forth below for considering director nominees.

        Members of the Nominating/Corporate Governance Committee are Messrs. Alspaugh (effective February 2008), Dean, Lehman and Taylor and Ms. Nelson. The Board has determined that the members of the Committee are independent under the NYSE Listing Standards. The Nominating/Corporate Governance Committee met four times during 2007.

        The Board has established a process whereby nominees for the Board may be submitted by members of the Board, the Chief Executive Officer, shareholders and any other persons. The Committee considers these recommended candidates in light of criteria set forth below.

        The Committee will seek candidates who meet at a minimum the following criteria: (1) candidates who have sufficient time to attend or otherwise be present at Board, relevant Board Committee and Shareholders' meetings; (2) candidates who will subscribe to Ball Corporation's Corporate Governance Guidelines and the Executive Officers and Directors Ethics Statement; (3) candidates who demonstrate credentials and experience in a broad range of corporate matters; (4) candidates who have experience and are focused on a broad range of corporate performance standards typical of publicly traded companies headquartered in the U.S.; (5) candidates who will subscribe to the finalized strategic and operating plans of the Corporation as approved by the Board from time to time; (6) candidates who are not affiliated with special interest groups that represent major causes or constituents; and (7) candidates who meet the criteria, if any, for being a director of the Corporation as set forth in the Indiana Business Corporation Law, the Articles of Incorporation and Bylaws of the Corporation.

        The Committee will apply the principles of diversity in consideration of candidates. The Committee may utilize and pay third party consultants to identify and screen candidates on a confidential basis for service on the Board. The Committee will also determine candidates' qualifications in light of the standards set by the Committee and by evaluating the qualifications of all candidates in an attempt to select the most qualified nominees suited to serve as a director while attempting to ensure that a majority of the Board is independent and, where needed, to meet the NYSE and SEC requirements for financial literacy, accounting or financial management expertise or audit committee financial expert status.

        The Nominating/Corporate Governance Committee will consider candidates recommended by shareholders. Any such recommendation should be in writing and addressed to the Chair, Nominating/Corporate Governance Committee, in care of the Corporate Secretary, Ball Corporation, by mail to P.O. Box 5000, Broomfield, Colorado 80038-5000.

        The Committee received no recommendations for candidates as nominees for the Board from a security holder or group of security holders that beneficially owned more than 5 percent of the Corporation's voting Common Stock for at least one year as of the date of the recommendation.

        A copy of the Nominating/Corporate Governance Committee Charter is attached as Annex II to this Proxy Statement and is set forth on the Corporation's Web site at www.ball.com, under the section "Investors," under the subsection "Financial Information" and under the link, "Corporate Governance."

Human Resources Committee:

        The primary purpose of the Human Resources Committee is to assist the Board in fulfilling its responsibilities related to the evaluation and compensation of the Chief Executive Officer and overseeing the compensation of the other executive officers of the Corporation; reviewing and approving the schedule of salary ranges and grades for the salaried employees of the Corporation; approving the Corporation's stock and cash incentive compensation programs, including awards to executive officers and the number of shares to be optioned and/or granted from time to time to employees of the Corporation; approving and receiving reports on major benefit plans, plan changes and determinations and discontinuations of benefit plans; discussing the performance evaluation system and succession planning system of the Corporation, including discussions with the Chairman of the Board and Chief Executive Officer about the succession plan for the Chairman of the Board and Chief Executive Officer; hiring experts including executive compensation consultants as deemed appropriate to advise the Committee; and authorizing the filing of required reports with federal, state and local governmental agencies.

        Members of the Human Resources Committee are Messrs. Dean, Smart, Solso and Taylor and Ms. Nelson. The Board has determined that the members of the Committee are independent under the NYSE Listing Standards. The Human Resources Committee met five times during 2007. A copy of the Human Resources Committee Charter is attached as Annex III to this Proxy Statement and is set forth on the Corporation's Web site at www.ball.com, under the section "Investors," under the subsection "Financial Information" and under the link, "Corporate Governance."

Finance Committee:

        The Finance Committee assists the Board in fulfilling its responsibility to oversee management in the financing and risk management of the Corporation, the status of the Corporation's retirement plans and insurance policies and the Corporation's policies relating to interest rates, commodity hedging and currency hedging. The Committee may hire experts as deemed appropriate to advise the Committee in the performance of its duties. The Committee reports to the Board concerning the financing of the Corporation and the performance of the Committee.

        The members of the Finance Committee are Messrs. Fiedler, Lehman and van der Kaay and Ms. Nicholson. The Committee met four times during 2007. A copy of the Finance Committee Charter is attached as Annex IV to this Proxy Statement and is set forth on the Corporation's Web site at www.ball.com, under the section "Investors," under the subsection "Financial Information" and under the link, "Corporate Governance."

BOARD MEETINGS AND ANNUAL MEETING

        The members of the Board are expected to attend all meetings of the Board, relevant Committee meetings and the Annual Meeting of Shareholders. The Board held five meetings during 2007. Every director attended 75 percent or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all Committees of the Board on which the director served. All directors attended the 2007 Annual Meeting.

 TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

        Ball Corporation has adopted a policy with respect to transactions with related persons requiring its executive officers and directors to comply with all SEC and NYSE requirements concerning transactions between the Corporation and "related persons," as defined in the applicable SEC and NYSE rules. With respect to related persons, David L. Taylor currently serves as president and chief executive officer of a wholly-owned subsidiary of Ball Corporation, and is the spouse of Lisa A. Pauley, an executive officer of the Corporation. For 2007, Mr. Taylor's base compensation was approximately $350,000. To facilitate compliance with such policy, the Board adopted procedures for the review, approval or ratification of any transaction required to be reported under the applicable rules. The policy provides that each executive officer and director will promptly report to the Chairman of the Board any transaction with the Corporation undertaken or contemplated by such officer or director, by any beneficial owner of 5 percent or more of the Corporation's voting securities or by any immediate family member. The Chairman of the Board will refer the transaction to the General Counsel for review and recommendations. Upon receipt of such review and recommendations, the matter will be brought before the Nominating/Corporate Governance Committee to consider whether the transaction in question should be approved, ratified, suspended, revoked or terminated. This policy for transactions with related persons is in writing and is part of the Ball Corporation Executive Officers and Directors Ethics Statement. The written form of the policy can be found on the Corporation's Web site as indicated in the section "Policies on Business Ethics and Conduct" on page 8.

EXECUTIVE COMPENSATION

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

        The Human Resources Committee of the Board of Directors (the "Committee") has reviewed this Compensation Discussion and Analysis and discussed its contents with members of the Corporation's management. Based on this review and discussion, the Committee has recommended that the Compensation Discussion and Analysis (the "CD&A") be incorporated by reference in the Corporation's Annual Report on Form 10-K and in this Proxy Statement.

    Howard M. Dean
    Georgia R. Nelson
    George M. Smart
    Theodore M. Solso
    Stuart A. Taylor II

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives and Philosophy

        The primary objective of the Corporation's executive compensation program is to support the achievement of the Corporation's business and performance objectives. The program is mainly designed to:

  •
  Attract, motivate and retain a highly capable and performance-focused executive team;

  •
  Promote a culture of employee owners whose financial interests are aligned with those of the Corporation's shareholders;

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  Pay for performance such that total compensation reflects the individual performance of executives and the absolute and relative performance of Ball; and

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  Efficiently manage the potential dilution, cash flow, tax and reported earnings implications of executive compensation, consistent with the other objectives of the program.

        The Corporation's executive compensation philosophy emphasizes share ownership among executives, aligns executive incentives with shareholder interests and rewards performance that enhances total shareholder returns. In support of Ball's emphasis on significant ownership by key executives, Ball delivers long-term incentive opportunities that encourage ownership. Specifically, Ball may grant stock-settled stock appreciation rights ("SARs"), incentive stock options ("ISOs"), nonqualified stock options ("NQOs"), performance contingent restricted stock units and/or restricted stock/restricted stock units, in addition to long-term performance cash incentives.

        Consistent with its ownership philosophy, Ball has established guidelines that all executive officers retain minimum ownership levels of the Corporation's Common Stock. As of December 31, 2007, all executive officers including the Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") and other proxy named executive officers ("NEOs") have met their ownership guidelines. The 2007 stock ownership guidelines (minimum requirements) were as follows:

Executive	Ownership Multiple (of Base Salary)
CEO	5 times
CFO, EVPs and SVPs	3 times
Other Executives	1 to 2 times

        With the Corporation's successes and share price appreciation, some executives and/or directors may desire to lock in a portion of that success, thereby managing a portion of the economic risk associated with concentrated holdings of Ball Common Stock. The Corporation has evaluated the potential approaches that executives and directors can use. As a result of this review, the Corporation permits executives to use prepaid variable forward contracts or contracts to purchase or sell Corporation Common Stock pursuant to SEC Rule 10b5-1. Put and call options and other hedging transactions involving Corporation stock (including selling the stock "short") are not permitted.

        In addition to promoting prudent share ownership, the Corporation's executive compensation objectives and philosophy focus on rewarding performance. This means that shareholder returns along with corporate, operating unit and individual performance, both short-term and long-term, determine the largest portion of executive pay.

Process for Determining Executive Compensation

        The Committee oversees the administration of the executive compensation program and determines the compensation of the executive officers of the Corporation. The Committee is comprised solely of nonemployee directors, all of whom meet the independence requirements of the NYSE.

        To assist the Committee in discharging its responsibilities, the Committee has retained Towers Perrin, an independent consultant (the "Consultant"). The Consultant is engaged by and reports directly to the Committee. Specifically, the Consultant's role is to develop recommendations for the Committee related to all aspects of executive compensation programs and the Consultant works with management to obtain information necessary to develop the recommendations.

        When setting executive compensation, the Corporation applies a consistent approach for all executive officers. It intends that the combination of elements of executive compensation closely aligns the executive's interest with those of the shareholders. Target total compensation is comprised of base salary, annual economic value added incentive compensation and long-term incentive compensation in the form of both cash and equity. As a general rule, the Committee reviews and adjusts executive target total compensation levels annually in October effective the following January; however, equity grants are generally considered and made in April.

        The Corporation begins the annual process in October by reviewing each executive officer's target total compensation in relation to the 50th percentile of comparably sized companies based on general industry data. The Corporation also takes into account, as an additional reference point, competitive compensation data from a selected group of peer companies consisting of leading container and packaging, distiller and brewer, food, household durable and nondurable goods companies (the "Peer Group"). Companies contained in Ball's Peer Group used in 2007 include: Anheuser-Busch Companies, Inc.; Campbell Soup Company; The Clorox Company; Colgate-Palmolive Company; Fortune Brands, Inc.; H.J. Heinz Company; The Hershey Company; Jarden Corporation; Kellogg Company; Molson Coors Brewing Company; Owens-Illinois, Inc; Smurfit-Stone Container Company; Sonoco Products Company; Temple-Inland, Inc; and Wm. Wrigley Jr. Company. This general industry and Peer Group data is gathered by the Consultant and presented to the Corporation and the Committee in reports that provide a comparative analysis of our executive officer compensation to this competitive market compensation. The Consultant works in collaboration with the Corporation's compensation department when preparing such reports.

        As part of this process, the Consultant creates tally sheets for each executive, which are used by the Committee when setting target total compensation for the CEO and other executive officers. Tally sheets outline each executive's annual target and actual pay as well as total accumulated pay under various performance and employment scenarios and corporate performance, both recent and projected. The Consultant also prepares for the Committee an independent review and recommendation of the CEO's compensation. In its deliberations, the Committee meets with the CEO and other members of senior management, as appropriate, to discuss the application of the competitive benchmarking (pay and performance) relative to the unique structure and needs of the Corporation.

        The CEO's target total compensation package is set by the Committee during an executive session based on the Committee's review of the competitive information prepared by the Consultant, assessment of the CEO's individual performance in conjunction with the financial and operating performance of Ball, and appropriate business judgment.

        A recommendation for the target total compensation of the Corporation's other executive officers, including the CFO and other NEOs, is made by the CEO after reviewing the executive's and the Corporation's performance in conjunction with the executive's responsibility and experience when compared to the competitive information prepared by the Consultant. The compensation package for the other executive officers, including the CFO and the other NEOs, is established by the Committee based on the recommendation of the CEO to the Committee and in consideration of the executive officer's individual job responsibilities, experience and overall performance.

        Generally, the amount of compensation realized or potentially realizable does not directly impact the level at which future pay opportunities are set. However, when granting equity awards the Committee reviews and considers both individual performance and the number of outstanding and previously granted equity awards.

Elements of Ball's Executive Compensation Program

        The executive compensation program at Ball Corporation is designed to be consistent with the compensation objectives described above. The primary elements of the Corporation's executive compensation program are outlined in the following table. The purpose of each element is also provided to demonstrate how each fits with the overall compensation objectives, specifically, share ownership and pay for performance.

Component	Element		Type		Purpose

Current Year	•	Annual Base Salary	•	Base Compensation	•	Fixed element of pay based on an individual's primary duties and responsibilities.
	•	Annual economic value added Incentive Compensation Plan	•	Short-term performance based plan	•	Designed to reward achievement of specified annual corporate and/or operating unit financial goals pursuant to economic value added principles.

Long-Term Incentive—Cash	•	Acquisition-Related Special Incentive Plan	•	Long-term performance based plan	•	Designed to reward selected executives who can potentially contribute materially to the successful integration of newly acquired businesses.
	•	Long-Term Cash Incentive Plan	•	Long-term performance based plan	•	Designed to reward key executives who can potentially contribute materially to the long-term financial and operating success of the Corporation and provide an executive retention incentive.

Long-Term Incentive—Equity	•	Stock Options and Stock-Settled Stock Appreciation Rights	•	Long-term performance based element	•	Designed to promote share ownership and reward participants if the value of Ball's Common Stock increases.
	•	Performance Contingent Restricted Stock Units	•	Long-term performance based plan	•	Designed to tie equity compensation to the achievement of the Corporation's financial results, while encouraging stock ownership.
	•	Deposit Shares	•	Long-term performance based plan	•	Designed to increase stock ownership by certain executives and provide long-term incentive.
	•	Restricted Stock/Restricted Stock Units	•	Long-term performance based element	•	Designed to enhance share ownership by certain executives and provide an executive retention incentive.

Other	•	Life and Pension Benefits	•	Benefit	•	Support basic life and retirement income security needs.
	•	Supplemental Executive Retirement Plan	•	Benefit	•	Provides benefits according to the retirement plan's description where amounts are limited by IRS provisions.
	•	Nonqualified Deferred Compensation	•	Benefit	•	Provides eligible participants the ability to defer certain pretax compensation into a savings plan to support retirement income security needs.
	•	Perquisites and other personal benefits	•	Benefit	•
Noncash compensation generally nominal in value ranging from 2 to 4 percent of total compensation, which may consist of components such as financial planning, company contributions, aircraft usage and insurance premiums. The percent of total compensation may exceed the nominal range for an executive on foreign assignment.

Mix of Compensation Elements Awarded in 2007

        The diagrams below represent the mix of target total compensation awarded to the Corporation's CEO, CFO, and to the other NEOs in 2007. Target total compensation is comprised of base salary, target annual incentive and target long-term incentives, which consist of a target cash value and grant date fair value of stock options and performance contingent equity awards. In 2007, Ball's target total compensation for the CEO, CFO and the other NEOs approximated, on average, the competitive market median and was appropriate for the Corporation considering general industry and Peer Group data, executive-specific factors such as individual performance and executive responsibility as well as internal equity. Although the Corporation and the Committee establish target total compensation based on target performance, actual total compensation can vary based on the Corporation's actual performance. A large proportion of the target total compensation is variable based on performance, which constitutes pay at risk. The CEO of Ball is eligible to participate in the same executive programs as the CFO and the other NEOs; however, a larger proportion of his target total compensation is at risk. As can be seen, 85 percent of the target total compensation awarded to the CEO and 79 percent awarded to the other NEOs in 2007 was based on elements that may vary from year to year depending on business performance. Additionally, 70 percent of the CEO's and approximately 65 percent of the other NEOs' target total compensation was based on long-term performance of three years or more. This emphasis on longer-term compensation, through performance-based long-term cash and equity awards, ensures a strong continued alignment with Ball's executive ownership and shareholder value creation objectives.

2007 Compensation Mix Principal Executive Officer	2007 Compensation Mix Avg of All Other NEOs

Specifics Related to the 2007 Executive Compensation Elements

Base Salary

        This element represents the base fixed cash compensation paid to compensate an executive for services rendered during the fiscal year. The level of base salary takes into account job responsibilities, experience level and market competitiveness. Base salaries are generally reviewed annually in October with any changes becoming effective on January 1 of the next year. Annual adjustments are based on individual performance, performance of the area of responsibility, the Corporation's performance, competitiveness versus the external market and internal merit increase budgets.

Annual Incentives

        This element is a short-term annual cash incentive designed to produce sustained shareholder value improvement by establishing a direct link between economic value added and incentive compensation. Economic value added is computed by subtracting a charge for the use of invested capital from net operating profit, after-tax. The Corporation's and/or operating unit's economic value added financial performance determines the amount, if any, of awards earned under the Annual Incentive Compensation Plan. Such awards are based on actual economic value added performance relative to the established economic value added target. For any one year, the economic value added target is equal to the sum of the prior year's target economic value added and one-half the amount of the prior year's economic value added gain or shortfall relative to target and may be calculated as follows:

Current year's economic value added target	=	Prior year's economic value added target	+	1/2	Prior year's actual economic valued added	-	Prior year's economic value added target

        Improvement in economic value added occurs when the amount of net operating profit after-tax less a charge for capital employed in the business increases over time. It establishes a direct link between incentive compensation and return earned on capital relative to a specified target return. For a given year, a payout at 100 percent of target annual incentive compensation is achieved when actual economic value added is equal to the target economic value added. The awards earned for 2007 under the Annual Incentive Compensation Plan for the Corporation as a whole and Ball Packaging Europe were above target and, accordingly, the targets for 2008 will be increased by one half of the excess, whereas the award earned for Ball North American packaging operations was below target, so the target for 2008 will be reduced by one half of the shortfall. In either event current year target economic value added is set at a level that is greater than the prior year's actual performance. Economic value added was selected as the measure for Ball's Annual Incentive Compensation Plan because it has been demonstrated to correlate management's incentive with total shareholder return.

        This short-term incentive opportunity is established each year as a percentage of an executive's annual base salary and is targeted at approximately the 50th percentile of the competitive market with the opportunity to earn more for superior performance or less for below-target performance. Actual annual incentive payments each year can range from 0 to 200 percent of the target opportunity based on corporate performance and/or the performance of the operating unit over which the executive has responsibility. Any amounts over 200 percent of target are banked and remain at risk. The balance may be paid over time in one third increments based on corporate and/or operating unit performance.

        Certain executives including the CEO, CFO and the other NEOs may elect to defer the payment of all or a portion of their annual incentive compensation into the 2005 Deferred Compensation Plan and/or the 2005 Deferred Compensation Company Stock Plan. The executive becomes a general unsecured creditor of the Corporation with respect to amounts deferred. Amounts deferred to the 2005 Deferred Compensation Plan or its successor are notionally "invested" among various investment funds available under the applicable Plan. A participant's amounts are not actually invested in the investment funds for their account, but the return on the participant's account is determined as if the amounts were invested in those funds. Amounts deferred into the 2005 Deferred Compensation Company Stock Plan receive a 20 percent Corporation match with a maximum match of $20,000 per year. Amounts deferred into this plan will be represented in the participant's account as stock units, with each unit having a value equivalent to one share of Ball Corporation Common Stock. Participants may later reallocate a prescribed number of units to other notional investment funds, comparable to those described above, subject to specified time constraints.

        Annual incentives to the CEO, CFO and the other NEOs are paid consistent with the terms of the Ball Corporation Stock and Cash Incentive Plan and the Ball Corporation Annual Incentive Compensation Plan, which are administered by the Committee. The Plans are intended to meet the deductibility requirements of Section 162(m) of the Internal Revenue Code of 1986 (the "Code") as performance-based pay, resulting in amounts paid being tax deductible to the Corporation.

Long-Term Incentives

        This element of compensation is designed to provide ownership and cash opportunities to promote the achievement of longer-term financial performance goals and enhanced total shareholder returns. The Corporation's annual long-term incentive opportunity is generally provided through a combination of equity and cash awards, which the Committee believes best achieves the compensation principles for the program. Long-term incentives are provided pursuant to the 2005 Stock and Cash Incentive Plan, which was approved by the Corporation's shareholders in April 2005. This plan permits grants of cash awards, stock options, SARs or stock awards (e.g., shares, restricted stock and restricted stock units).

        In 2007, Ball delivered approximately 15 percent of the target long-term incentive through performance-based cash awards and approximately 85 percent through performance-based equity awards. This award mix was set to achieve the objectives described above, while viewed in light of market practices and cost implications. The total amount of long-term incentives, based on the grant date expected value, was generally targeted at the 50th percentile of the competitive market.

        Performance-Based Cash Awards—Ball's performance-based long-term cash incentive award is intended to focus executives on the achievement of multiyear performance goals that will enhance shareholder value. The Corporation's total shareholder return and return on average invested capital ("ROAIC") are considered in determining the amount, if any, of awards earned under the Corporation's Long-Term Cash Incentive Plan ("LTCIP"). Performance is generally measured on a cumulative basis over a three-year performance period. Awards pursuant to the LTCIP are generally made on an annual basis such that three performance periods overlap. Any actual award earned is paid at the end of the three-year performance period.

        The 2005 through 2007, 2006 through 2008 and 2007 through 2009 performance periods provide executives the opportunity to earn awards based on a combination of two performance measures. One half of the award is based on the Corporation's three-year total shareholder return as measured against the total shareholder returns of a group of companies in the S&P 500 not including companies in the S&P 500 Index that are classified as being part of the Financials or Utilities industry sectors or the Transportation industry group. Companies added to the S&P 500 during the performance period are also excluded. Total shareholder return is measured by comparing the average daily closing price and dividends of the Corporation in the third year of the performance cycle with the average daily closing price and dividends prior to the start of the performance cycle relative to the distribution of the equivalent total shareholder returns during the performance cycle of the group of companies as described above. The target performance requirement for the total shareholder returns measure is the 50th percentile of the S&P group described above. The other half of the award is based on ROAIC performance over the three-year period. ROAIC is calculated by dividing the average of the Corporation's net operating profit after-tax over the relevant performance period by its average invested capital over such period. The target performance requirement for the ROAIC measure is 9 percent.

        The incentive opportunity is established as a percentage of the executive's average base salary plus target annual incentive over the three-year performance period. Actual payments at the end of the performance period can range from 0 to 200 percent of the target opportunity based on actual performance relative to the established performance measures described above. As a result of the Corporation's actual performance for the 2005 through 2007 performance period, cash payouts (made in early 2008) for the CEO, CFO and the other NEOs in the Plan were 143 percent of the target opportunities and are reported in the Summary Compensation Table. The potential award value of the 2007 through 2009 performance period, which was awarded to the NEOs in 2007, is reported in the Grants of Plan-Based Awards Table.

        In conjunction with the 2006 acquisition of U.S. Can Corporation and the Alcan Plastics business, the Corporation implemented a three-year Acquisition-Related Special Incentive Plan designed to motivate participating employees to successfully integrate the acquisitions into the Corporation. Payouts under this plan are based on cumulative earnings before interest and taxes and cumulative cash flow over a 36-month period, with awards, if any, made at 12 months, 24 months and 36 months. This incentive opportunity is established as a percentage of an executive's average base salary over the three-year performance period. The Summary Compensation Table indicates that no award was earned by the CEO, CFO and the other NEOs in 2007. The cumulative earnings and cash flow targets are generally achievable in the event that the relevant divisions perform in accordance with financial projections at the time of the acquisitions.

        Equity-Based Awards—The Corporation's equity awards may be provided through various forms (SARs, ISOs, NQOs, performance contingent units, restricted stock and restricted stock units), all of which are tied to the price of Ball Common Stock. Annual equity awards associated with target total compensation are typically granted in April on the date of the Annual Meeting of Shareholders; however, equity awards may be granted during the year as part of an executive's promotion or for retention purposes. In the case of newly hired executives, equity awards may be granted upon the executive joining the Corporation.

        SARs, ISOs and NQOs are granted in order to reward executives for the creation of shareholder value, and will only provide value to executives if the price of Ball's stock price increases. Such awards generally vest at 25 percent per year for four years and expire in 10 years. The grant value of each SAR, ISO and/or NQO is based on the closing price of Ball stock on the date of grant. In 2006, Ball began granting to certain key executives stock-settled SARs based on the view that stock-settled SARs are an effective way to both manage equity dilution and promote share ownership. On April 25, 2007, the Board of Directors authorized for any grants on or after such date, that for participants who retire early, defined as the first to occur of either attaining both age 55 and 15 years of service or age 60 and 10 years of service, upon the execution of an agreement not to compete with the Corporation, a participant's unvested stock options and/or SARs will continue to vest under the regular vesting schedule and such participants will have five years from the retirement date or up to the original expiration date, whichever is sooner, to exercise vested stock options and/or SARs. During 2007, the Corporation granted both SARs and ISOs to certain executives.

        The Corporation may grant restricted stock or restricted stock units pursuant to the Deposit Share Program ("DSP"), which was instituted in 2001. The DSP is intended to increase share ownership among certain executives who must make additional investments in the Corporation's stock in order to participate. Under this program, an executive receives one share of restricted stock or one restricted stock unit for every share newly acquired by the participant (either outright or through the exercise and holding of stock options or settlement of SARs) during a preestablished purchase period, up to a preestablished maximum number of shares. As long as the executive continues to hold the newly acquired shares, the restricted stock or units granted cliff vest four years from the date of grant; or if share ownership guidelines are met, 30 percent of the shares or units will vest at the end of the second year and third year and 40 percent will vest at the end of the fourth year. Restricted stock or units granted pursuant to the DSP are made on the 15th day of each month following the executive's submission of adequate documentation to the Corporation detailing the procurement of the newly acquired shares.

        On April 25, 2007, the Board of Directors approved the award of performance contingent restricted stock units pursuant to the provisions of the 2005 Stock and Cash Incentive Plan. The award of performance contingent restricted stock units provides participants with the opportunity to receive common shares if the Corporation's return on average invested capital during a three-year period is equal to or exceeds the Corporation's estimated cost of capital as established at the beginning of the performance period. Units not vested at the end of the performance period are forfeited. The performance period for the 2007 grants is a 33-month period that extends from April 2007 to December 2009 and the estimated cost of capital and required return for the performance period was established at 6.1 percent. Any future performance periods will be 36 months commencing January 1 of the first year of the cycle. The performance contingent restricted stock units may be granted in order to encourage executives to assure long-term return on the Corporation's invested capital in excess of its current cost of capital.

        Restricted stock or restricted stock units not related to the DSP may also be granted to executives by the Committee or the CEO. Pursuant to the provisions of the 2005 Stock and Cash Incentive Plan, the Committee delegated to the CEO the authority to grant up to a maximum of 6,000 restricted shares or restricted stock units to any one individual in a calendar year, except the CEO may not make such grants to officers of the Corporation. Any such grant is ratified by the Committee at the first Committee meeting following such grant. Grants made are generally effective at the closing stock price on the day of the grant or may be effective at the closing stock price on a specific day in the future as defined by the Committee or the CEO. As an example, the future grant of a restricted stock award may be approved pending the effective date of a promotion, employment or a specific date. These awards generally vest in either 20 or 25 percent increments on each anniversary of the grant date. These grants serve as a long-term incentive element, promote share ownership and may provide an executive retention incentive.

        In 2007, the approximate 85 percent portion of the target long-term incentive compensation delivered to the NEOs in the form of equity was comprised of SARs, ISOs and performance contingent restricted stock units. There were no DSP grants made to the NEOs in 2007.

Retirement Benefits

        The CEO, CFO and the other NEOs participate in the same benefit plans (with exceptions noted) and on the same terms as provided to all U.S. salaried employees. Ball targets its overall benefits to be competitive with the median of the competitive market. Included in these benefits are the annual pension accruals under the qualified pension plan (the "Salaried Pension Plan") and contributions to the qualified 401(k) savings plan.

        The Corporation sponsors two qualified salaried defined benefit pension plans in the U.S., one covering its Aerospace subsidiary's employees and the other covering all other U.S. salaried employees. Prior to January 1, 2007, the benefits were determined by final average salary, covered compensation and years of service. Beginning in 2007, the benefit in both plans is an accumulated annual credit based on base salary, the Social Security Wage Base and a multiplier that is based on service.

        The 401(k) savings plan is a tax-qualified defined contribution plan that allows U.S. salaried employees, including the NEOs, to contribute to the plan 1 to 55 percent of their base salary up to IRS-determined limits on a before-tax basis. Prior to January 1, 2007, the Corporation matched 50 percent of the first 6 percent of base salary contributed to the plan. Beginning in 2007, the Corporation matched 100 percent of the first 3 percent of base salary contributed, and 50 percent of the next 2 percent of base salary contributed, up to a maximum match of 4 percent of base salary contributed.

        Certain executives, including the NEOs, also receive benefits under the nonqualified Supplemental Executive Retirement Plan ("SERP"), which replaces benefits otherwise available in the qualified pension plan but for limits on covered compensation in the qualified plan set by the Code. The SERP is designed to provide retirement benefits that are calculated on base salary that exceeds the maximum amount of pay that can be included in the pension calculation under a pension plan that is tax qualified under the Code. Further information regarding the salaried pension plan and the SERP are provided in the "Pension Benefits" section on page 30.

        The Corporation's pension plans and SERP provide pension benefits based on base salary only and do not include incentive compensation as part of the pension calculation.

        Additionally, the Corporation provides a deferred compensation benefit to certain employees. Under the terms of the deferred compensation program, participants are eligible to defer current annual incentive compensation to be paid and/or restricted stock units to be issued in the future. When amounts are deferred, the participant becomes a general, unsecured creditor of the Corporation and deferred amounts become subject to claims on the same basis as other general creditors of the Corporation. The deferred compensation plans provide a means for participants to accumulate funds for retirement or other purposes.

Performance Measures Summary

        The following table summarizes the specific Corporation performance measures considered for 2007:

Pay Element	Performance Measures	2007 Performance

Base Salary	Individual performance and contribution based on primary duties and responsibilities.	Individual performance and contribution.
Annual Incentive	Actual 2007 economic value added based on the amount of net operating profit after-tax, less a charge for capital employed in the business, as compared to the 2007 economic value added target.	Resulted in an award of 139 percent of target for all NEOs except Mr. Friedery, who received an award of 93 percent of target and Mr. Hayes, who received an award of 249 percent of target, of which 49 percent was banked.
Long-Term Cash Plan 2005-2007 Performance Period	50 percent based on Total Shareholder Return over three years relative to a group of S&P 500 companies and 50 percent based on ROAIC over three years, as compared to targets.	Resulted in an award of 143 percent of target for all NEOs based on performance above target for Total Shareholder Return and ROAIC.
Special Acquisition Incentive	Cumulative earnings before interest and taxes and cumulative cash flow of the Metal Food & Household Products Packaging Division, Americas, and Plastic Packaging Division, Americas, combined.	No awards were earned for the performance period ending December 31, 2007.
Stock-Settled Stock Appreciation Rights	Stock price performance relative to the grant date stock price (exercise price) of the SAR grants.	Total Shareholder Return ending December 31, 2007:
Stock Options	Stock price performance relative to the grant date stock price (exercise price) of the option grants.	Ball vs. S&P 500 one-year: 4.05 percent vs. 3.53 percent.
Restricted Stock/Restricted Stock Units	Attainment of required holding period and stock price performance.	Ball vs. S&P 500 three-year: 5.22 percent vs. 21.16 percent.

Severance and Change-in-Control Benefits

        The CEO, CFO and the other NEOs are covered by arrangements that specify payments in the event the executive's employment is terminated. The type and amount of payments vary by executive level and whether the termination is following a change-in-control of the Corporation. These severance benefits, which are competitive with general industry practices, are payable if and only if the executive's employment is terminated as specified in each of the agreements. Further discussion is provided in the "Other Potential Post-Termination Employment Benefits" section on page 32.

Accounting and Tax Considerations

        When establishing pay elements or associated programs, the Committee reviews projections of the estimated pro forma expense and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element, which in many cases is equal to the performance period, and the Corporation realizes a tax deduction upon payment to and/or realization by the executive.

        Section 162(m) of the Code generally provides that publicly-held corporations may not deduct in any one taxable year certain compensation in excess of $1 million paid to the CEO and the next four most highly compensated executive officers. To the extent that any cash compensation for any NEO, otherwise deductible for a particular tax year, would not be deductible in that year because of the limitations of Section 162(m) of the Code, the Committee has mandated that such compensation will be deferred until retirement; however, the Committee, in its sole discretion, may approve payment of nondeductible compensation from time to time if it deems circumstances warrant it.

        Beginning January 1, 2006, the Corporation began accounting for stock-based payments including current and prior year stock options, SARs, restricted stock and restricted stock units in accordance with the requirements of Financial Accounting Standard 123R ("FAS 123R").

        In December 2005, the Committee approved two new deferred compensation plans that incorporate rules applicable to nonqualified deferred compensation as provided by Code Section 409A regulations. The Corporation has administered its nonqualified deferred compensation plans in good faith compliance with the Code Section 409A regulations.

        Code Section 280G considerations related to tax reimbursements made to executives for taxes on amounts paid in the event of termination following a change-in-control are discussed in the narrative to the Other Potential Post-Termination Employment Benefits Table.

TABLES AND NARRATIVES

        Set forth on pages 21 through 36 are tables showing, for the CEO, CFO and the three other highest paid executive officers of the Corporation, the following: (1) fiscal year 2007 elements of compensation in summary form; (2) equity and non-equity incentives awarded in 2007; (3) outstanding stock options and stock awards held as of December 31, 2007; (4) the value realized on stock options exercised and stock awards that vested during 2007; (5) information regarding nonqualified deferred compensation; (6) projected pension benefit values; and (7) projections for other potential post-termination benefits. On page 37 is a table summarizing the fiscal year 2007 elements of compensation for the Corporation's nonemployee directors. Accompanying each table are narratives and/or footnotes intended to further the understanding of the information disclosed in the tables. The tables should be read in conjunction with the Compensation Discussion and Analysis ("CD&A") beginning on page 12, which explains Ball's compensation objectives and philosophy, its process for determining executive compensation and a description of the elements of compensation.

SUMMARY COMPENSATION TABLE

        The Summary Compensation Table on page 22 represents all fiscal year 2007 elements of compensation for Ball's NEOs, including:

  •
  Base salary earned;

  •
  Awards earned under the Annual Incentive Compensation Plan for 2007 performance;

  •
  Awards earned under the Acquisition-Related Special Incentive Plan for 2007 performance;

  •
  Awards earned under the Long-Term Cash Incentive Plan ("LTCIP") for the three-year performance period ended in 2007;

  •
  Compensation cost recognized during 2007 in accordance with FAS 123R for NQOs, ISOs and SARs granted in 2007 as well as prior years; and

  •
  Compensation cost recognized during 2007 in accordance with FAS 123R for restricted stock and restricted stock units granted in 2007 as well as prior years.

        The 2007 payout factors used to determine the amounts earned for the Annual Incentive Compensation Plan, Acquisition-Related Special Incentive Plan and LTCIP for the CEO, CFO and the other NEOs is provided in the "Performance Measures Summary" section on page 20 of the CD&A.

        In addition to these elements of compensation, the table also presents the increase in 2007 in the value of pensions payable at age 65 for the NEOs as well as above-market earnings associated with nonqualified deferred compensation. Certain of the Corporation's predecessor deferred compensation plans provide for an interest rate that is equal to the Moody's corporate bond rate and in some plans, an interest rate that is 5 percentage points higher than the Moody's corporate bond rate, and in others, a fixed interest rate equal to 9 percent. No additional deferrals are permitted into these plans. Any earnings credited to accounts within plans that provide the Moody's rate plus 5 percentage points and/or the 9 percent fixed interest that is in excess of above-market earnings that would have been credited at a rate that is 120 percent of the applicable federal long-term rate have been classified as above-market earnings on deferred compensation.

        The All Other Compensation column represents the sum of the values of:

  •
  Perquisites and other personal benefits;

  •
  Corporation contributions to defined contribution plans or deferred compensation plans;

  •
  Corporation-paid insurance premiums;

  •
  Discounted securities purchases pursuant to the Corporation's broad-based Employee Stock Purchase Plan ("ESPP"); and

  •
  Tax reimbursements made by the Corporation.

        The individual values are disclosed in the All Other Compensation Table that follows the Summary Compensation Table.

        Details regarding post-termination compensation are discussed in the section entitled "Other Potential Post-Termination Employment Benefits" on page 32.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)		Stock Awards ($)(1)		Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)		Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)(4)		All Other Compensation ($)(5)		Total ($)

R. David Hoover Chairman, President and CEO	2007 2006	$ $	1,030,000 1,000,000	$ $	2,366,524 1,896,638	$ $	671,881 297,681	$ $	2,577,197 2,112,066	$ $	747,588 890,188	$ $	93,548 88,931	$ $	7,486,738 6,285,504
Raymond J. Seabrook EVP and CFO	2007 2006	$ $	451,000 420,096	$ $	583,924 454,099	$ $	164,928 83,167	$ $	696,686 529,949	$ $	75,492 89,760	$ $	66,155 39,763	$ $	2,038,185 1,616,834
John R. Friedery President, Metal Beverage Packaging, Americas and Asia	2007 2006	$ $	426,000 414,000	$ $	687,878 555,891	$ $	164,928 82,446	$ $	520,035 517,271	$ $	68,460 107,551	$ $	45,909 49,678	$ $	1,913,210 1,726,837
David A. Westerlund EVP, Administration and Corporate Secretary	2007 2006	$ $	410,000 380,615	$ $	583,924 488,899	$ $	164,928 83,167	$ $	631,425 476,962	$ $	143,549 216,619	$ $	45,078 48,310	$ $	1,978,904 1,694,572
John A. Hayes EVP and Chief Operating Officer	2007 2006	$ $	364,333 323,000	$ $	614,706 512,839	$ $	127,898 64,693	$ $	670,465 437,595	$ $	17,435 23,352	$ $	1,446,953 367,929	$ $	3,241,790 1,729,408
(1)
Reflects the dollar amount of compensation cost recognized during 2007 in accordance with FAS 123R for restricted stock/units granted in 2007 and previous fiscal years. The assumptions used in the calculation of these amounts are included in the Corporation's Annual Report on Form 10-K in Notes 1 and 16 to the Consolidated Financial Statements for fiscal year ended December 31, 2007, and Notes 1 and 14 to the Consolidated Financial Statements for fiscal year ended December 31, 2004.

(2)
Reflects the dollar amount of compensation cost recognized during 2007 in accordance with FAS 123R for NQO, ISO and SAR awards granted in 2007 and previous fiscal years. The assumptions used in the calculation of these amounts are included in the Corporation's Annual Report on Form 10-K in Notes 1 and 16 to the Consolidated Financial Statements for fiscal year ended December 31, 2007, and Notes 1 and 14 to the Consolidated Financial Statements for fiscal year ended December 31, 2004.

(3)
Includes payouts from the Annual Incentive Compensation Plan and LTCIP, which were earned in 2007 and paid or deferred in 2008. The detail for each NEO is as follows:

  Mr. Hoover—Annual Incentive Compensation Plan = $1,464,918 and LTCIP = $1,112,279; no portion of the annual incentive was deferred in February 2008.

  Mr. Seabrook—Annual Incentive Compensation Plan = $448,887 and LTCIP = $247,799; $100,000 of the annual incentive was deferred in February 2008.

  Mr. Friedery—Annual Incentive Compensation Plan = $279,011 and LTCIP = $241,024; no portion of the annual incentive was deferred in February 2008.

  Mr. Westerlund—Annual Incentive Compensation Plan = $407,658 and LTCIP = $223,767; $203,829 of the annual incentive was deferred in February 2008.

  Mr. Hayes—Annual Incentive Compensation Plan = $487,742 and LTCIP = $182,723; no portion of the annual incentive was deferred in February 2008.

(4)
The aggregate change in pension value and above-market earnings on deferred compensation for each NEO are as follows:

  Mr. Hoover—$618,622 aggregate change in pension value and $128,966 above-market earnings on deferred compensation.

  Mr. Seabrook—$27,877 aggregate change in pension value and $47,615 above-market earnings on deferred compensation.

  Mr. Friedery—$53,980 aggregate change in pension value and $14,480 above-market earnings on deferred compensation.

  Mr. Westerlund—$97,153 aggregate change in pension value and $46,396 above-market earnings on deferred compensation.

  Mr. Hayes—$15,242 aggregate change in pension value and $2,193 above-market earnings on deferred compensation.

(5)
Includes value of financial planning services, the incremental cost for the personal use of corporate aircraft, employer contribution to 401(k), employer contribution to the 2005 Deferred Compensation Company Stock Plan, employer paid disability insurance premiums, the value of the Corporation's match for the ESPP and the value of employer tax reimbursements. The value for Mr. Hayes also includes employer paid expenses and tax equalization related to his foreign assignment. Additional information for all is included in the All Other Compensation Table below. In addition, the 2006 figure for Mr. Hayes was amended to incorporate $130,030 of foreign assignment expenses that were inadvertently omitted.

All Other Compensation Table

Name	Perquisites & Other Personal Benefits(1)(2)	Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Discounted Securities Purchases	Registrant Contributions to Deferred Compensation	Foreign Service and Special Assignment Premium(3)	Tax Reimbursements(4)

R. David Hoover	$41,991	$9,000	$3,083	$1,200	$20,000	$—	$18,274
Raymond J. Seabrook	$23,558	$9,000	$2,174	$1,200	$20,000	$—	$10,223
John R. Friedery	$10,000	$9,000	$1,497	$1,200	$20,000	$—	$4,212
David A. Westerlund	$10,000	$9,000	$2,004	$1,200	$20,000	$—	$2,874
John A. Hayes	$162,857	$9,000	$1,053	$1,200	$20,000	$208,546	$1,044,297
(1)
Represents the value of $10,000 for financial planning services for all NEOs and the incremental costs of $31,991 and $13,558 for the personal use of the corporate aircraft for Messrs. Hoover and Seabrook, respectively. The amount for Mr. Hayes also includes the value of employer paid expenses resulting from his foreign assignment as follows: $36,451 for family education, $23,907 for family travel allowance to home country, $71,241 for housing allowance $6,008 for company provided automobile, and $15,250 for other miscellaneous expenses such as home care, storage, tax services, and family language training. The foreign assignment benefits Mr. Hayes received are consistent with those received by other U.S. employees on foreign assignments.

(2)
The incremental cost of the personal use of the corporate aircraft was calculated based on the 2007 average direct operating cost apportioned among business versus nonbusiness related passengers.

(3)
Represents the foreign service premium and cost of living differential allowance paid to Mr. Hayes for his foreign assignment.

(4)
Represents tax reimbursements made by the Corporation for financial planning services for all NEOs and spouse business travel for all NEOs except Mr. Hayes. The amount for Mr. Hayes also includes tax equalization payments related to his foreign assignment as it is the Corporation's policy to neutralize the tax effects by limiting the assignee's tax costs to what the assignee would have paid had the assignee not resided in the foreign location.

 GRANTS OF PLAN-BASED AWARDS TABLE

        The table on page 25 summarizes the plan-based awards granted by the Corporation to the NEOs during 2007, which includes the following:

  •
  Annual cash incentives pursuant to the Annual Incentive Compensation Plan for the 2007 performance period;

  •
  Cash-based long-term incentives under the Long-Term Cash Incentive Plan ("LTCIP") for the 2007 to 2009 three-year performance period;

  •
  Performance contingent restricted stock units;

  •
  Stock-settled stock appreciation rights ("SARs");

  •
  Restricted stock units granted as part of the Deposit Share Program ("DSP"); and

  •
  Restricted stock units.

        Awards made under the Annual Incentive Compensation Plan are determined based on economic value added performance. For the NEOs, awards can range from 0 to 200 percent of target. Amounts earned in excess of 200 percent are banked and may be paid over time in one-third increments based on corporate and/or operating unit performance.

        Awards under the LTCIP are granted on an annual basis and are determined based on Ball's total shareholder return relative to the group of S&P 500 companies described in the CD&A as well as Ball's ROAIC. Each executive is eligible to receive a range of awards that is based on the executive's average base salary plus target incentive compensation during the three-year performance period. The target and maximum award values shown in the table below reflect projected increases in target total compensation of 4 percent per year during the performance period. The actual target and maximum award values may vary depending on future changes to target total compensation and on the Corporation's performance. The award made in 2007 is for the three-year performance period beginning January 1, 2007, and ending December 31, 2009.

        Performance contingent restricted stock units were granted to the NEOs in 2007. The awards will cliff vest after the performance period provided the Corporation's return on average invested capital exceeds its weighted average cost of capital of 6.1 percent as established at the beginning of the performance period.

        SARs were granted to the NEOs in 2007. The awards vest annually in 25 percent increments starting on the first anniversary of the date of grant. Should the price of Ball's stock increase during the vesting period, each NEO would receive upon exercise a number of shares of Corporation stock that reflects the value of the appreciation over the original grant price. ISOs were also granted to the NEOs in 2007, with a vesting schedule identical to that of the SARs.

        Dividends or dividend equivalents are paid quarterly on the number of unlapsed restricted shares or restricted stock units accounted for on the record date used for determining dividends payable to shareholders and at the same dividend rate as paid to shareholders.

        The vesting of plan-based awards may be accelerated as described in the narrative to the Other Potential Post-Termination Employment Benefits Table.

Grants of Plan-Based Awards Table

						Estimated Future Payouts Under Equity Incentive Plan Awards Target #		All Other Option Awards: Number of Securities Underlying Options (#)
									Exercise or Base Price of Option Awards ($ per Share)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards							Grant Date Fair Value Stock and Option Awards(1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum($)

R. David Hoover	01-Jan-07	(2)	$436,379	$872,759	$1,745,518	—
	01-Jan-07	(3)	$—	$1,028,846	$2,057,692
	25-Apr-07					50,000	(4)	135,000	$49.32	$1,373,833
Raymond J. Seabrook	01-Jan-07	(2)	$96,670	$201,396	$402,791	—
	01-Jan-07	(3)	$—	$315,404	$630,808
	25-Apr-07					13,500	(4)	36,500	$49.32	$371,444
John R. Friedery	01-Jan-07	(2)	$87,193	$181,651	$363,302	—
	01-Jan-07	(3)	$—	$276,600	$553,200
	25-Apr-07					13,500	(4)	36,500	$49.32	$371,444
David A. Westerlund	01-Jan-07	(2)	$87,850	$183,021	$366,043	—
	01-Jan-07	(3)	$—	$286,731	$573,462
	25-Apr-07					13,500	(4)	36,500	$49.32	$371,444
John A. Hayes	01-Jan-07	(2)	$95,224	$198,383	$396,767	—
	01-Jan-07	(3)	$—	$231,267	$462,533
	25-Apr-07					10,000	(4)	30,000	$49.32	$305,296
(1)
The grant date fair value of stock and option awards is based on assumptions consistent with the Corporation's application of FAS 123R as referenced in the Corporation's Annual Report on Form 10-K in Notes 1 and 16 to the Consolidated Financial Statements for the fiscal year ended December 31, 2007. The value associated with stock option awards takes into consideration an assumption for forfeitures.

(2)
Represents grants made under the LTCIP. Payout levels are based on projected average base salary plus target incentive compensation over the three year period ending December 31, 2009 (assuming 4 percent per year increases in base salary).

(3)
Represents grants made under the Annual Incentive Compensation Plan.

(4)
Represents performance contingent restricted stock unit grants valued using a price of $49.32 per unit.

 OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2007

        The following table outlines the outstanding option awards and stock awards held by the NEOs as of December 31, 2007. The outstanding option awards and stock awards represented in the table were granted to the NEOs over a period of several years, including 2007.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

R. David Hoover	30,000		—		—	$11.0625	9/22/2009	95,100	$4,279,500	50,000	$2,250,000
	6,761		—		—	$8.2657	4/25/2010
	300,000		—		—	$10.6125	3/6/2011
	172,000		—		—	$23.7450	4/23/2012
	60,000		—		—	$28.1550	4/22/2013
	82,000		—		—	$39.7400	4/27/2015
	29,000	(5)	87,000	(5)	—	$43.6900	4/26/2016
	1,000		3,000		—	$43.6900	4/26/2016
			131,000	(5)	—	$49.3200	4/25/2017
			4,000		—	$49.3200	4/25/2017
Raymond J. Seabrook	30,000				—	$8.2657	4/25/2010	24,950	$1,122,750	13,500	$607,500
	100,000				—	$10.6125	3/6/2011
	32,000				—	$23.7450	4/23/2012
	8,544				—	$28.1550	4/22/2013
	19,500				—	$39.7400	4/27/2015
	7,750	(5)	23,250	(5)	—	$43.6900	4/26/2016
	—		3,000		—	$43.6900	4/26/2016
			32,500	(5)	—	$49.3200	4/25/2017
			4,000		—	$49.3200	4/25/2017
John R. Friedery	28,000		—		—	$23.7450	4/23/2012	28,000	$1,260,000	13,500	$607,500
	14,000		—		—	$28.1550	4/22/2013
	22,000		—		—	$39.7400	4/27/2015
	7,750	(5)	23,250	(5)	—	$43.6900	4/26/2016
	1,000		3,000		—	$43.6900	4/26/2016
			32,500	(5)	—	$49.3200	4/25/2017
			4,000		—	$49.3200	4/25/2017
David A. Westerlund	40,000		—		—	$8.2657	4/25/2010	24,950	$1,122,750	13,500	$607,500
	80,000		—		—	$10.6125	3/6/2011
	40,000		—		—	$23.7450	4/23/2012
	16,000		—		—	$28.1550	4/22/2013
	19,500		—		—	$39.7400	4/27/2015
	7,750	(5)	23,250	(5)	—	$43.6900	4/26/2016
	1,000		3,000		—	$43.6900	4/26/2016
			32,500	(5)	—	$49.3200	4/25/2017
			4,000		—	$49.3200	4/25/2017
John A. Hayes	24,000		—		—	$23.7450	4/23/2012	29,770	$1,339,650	10,000	$450,000
	9,500		—		—	$28.1550	4/22/2013
	11,484		516		—	$39.7400	4/27/2015
	5,250	(5)	15,750	(5)	—	$43.6900	4/26/2016
	1,000		3,000		—	$43.6900	4/26/2016
			26,268	(5)	—	$49.3200	4/25/2017
			3,732		—	$49.3200	4/25/2017
(1)
The vesting schedule for the unexercisable stock options for each NEO is as follows:

  Mr. Hoover—87,000 and 3,000 vest over three remaining tranches on April 26, 2008; April 26, 2009; and April 26, 2010; and 131,000 and 4,000 vest at 25 percent per year on April 25, 2008; April 25, 2009; April 25, 2010; and April 25, 2011.

  Mr. Seabrook—23,250 and 3,000 vest over three remaining tranches on April 26, 2008; April 26, 2009; and April 26, 2010; and 32,500 and 4,000 vest at 25 percent per year on April 25, 2008; April 25, 2009; April 25, 2010; and April 25, 2011.

  Mr. Friedery—23,250 and 3,000 vest over three remaining tranches on April 26, 2008; April 26, 2009; and April 26, 2010; and 32,500 and 4,000 vest at 25 percent per year on April 25, 2008; April 25, 2009; April 25, 2010; and April 25, 2011.

  Mr. Westerlund—23,250 and 3,000 vest over three remaining tranches on April 26, 2008; April 26, 2009; and April 26, 2010; and 32,500 and 4,000 vest at 25 percent per year on April 25, 2008; April 25, 2009; April 25, 2010; and April 25, 2011.

  Mr. Hayes—516 vest over two remaining tranches on April 27, 2008, and April 27, 2009; 15,750 and 3,000 vest in three remaining tranches on April 26, 2008; April 26, 2009; and April 26, 2010; and 26,268 and 3,732 vest at 25 percent per year on April 25, 2008; April 25, 2009; April 25, 2010; and April 25, 2011.

(2)
The vesting schedule for shares or units not yet vested for each NEO is as follows:

  Mr. Hoover—47,100 on June 30, 2008; 9,000 on December 31, 2008; 18,000 on June 30, 2009; 9,000 on December 31, 2009; and 12,000 on December 31, 2010.

  Mr. Seabrook—13,750 on June 30, 2008; 7,200 on June 30, 2009; and 4,000 on June 30, 2010.

  Mr. Friedery—10,600 on September 30, 2008; 2,000 on November 3, 2008; 3,600 on December 31, 2008; 3,000 on September 30, 2009; 4,800 on December 31, 2009; and 4,000 on September 30, 2010.

  Mr. Westerlund—13,750 on June 30, 2008; 7,200 on June 30, 2009; and 4,000 on June 30, 2010.

  Mr. Hayes—3,200 on May 16 in years 2008, 2009 and 2010; 750 on June 1 in years 2008, 2009 and 2010; 8,520 on June 30, 2008; 2,100 on December 31, 2008; 2,400 on June 30, 2009; 2,100 on December 31, 2009; and 2,800 on December 31, 2010.

(3)
The market value of shares is based on $45.00, the closing price of Ball Corporation Common Stock on December 31, 2007.

(4)
The vesting date for the units not yet vested for each NEO is February 1, 2010, which is contingent on meeting the performance goal for the period ending December 31, 2009.

(5)
Represents a grant of stock-settled stock appreciation rights.

OPTION EXERCISES AND STOCK VESTED IN 2007

        The following table summarizes for each NEO the options exercised and the stock awards vested during 2007. The options that were exercised by each NEO were granted in prior years and became exercisable pursuant to a prescribed vesting schedule. The value realized on exercise reflects the appreciation in the stock price from the option base price on grant date to the exercise date and is reported on a before-tax basis. The shares acquired upon vesting for each NEO were for restricted stock/units granted in prior years that vested pursuant to a prescribed vesting schedule. The value realized reflects the closing stock price on the vesting date and is also reported on a before-tax basis. NEOs can defer the receipt of units of certain awards into the Ball Corporation 2005 Deferred Compensation Company Stock Plan, pursuant to which distributions may take place no earlier than the participant's separation from service. Information regarding the 2005 Deferred Compensation Company Stock Plan is provided in the "Nonqualified Deferred Compensation" section that follows. Footnotes are provided to detail circumstances when amounts realized upon vesting were deferred. The value realized on vesting also includes the vested value of dividend equivalents paid during 2007 on all outstanding restricted stock or restricted stock units.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(1)(2)(3)

R. David Hoover	38,000	$1,486,845	48,700	$2,618,759
Raymond J. Seabrook	45,864	$1,707,230	10,850	$586,415
John R. Friedery	—	$—	13,300	$684,955
David A. Westerlund	—	$—	10,850	$586,415
John A. Hayes	—	$—	13,590	$734,907
(1)
Value realized on vesting is based on the closing stock price on the day the restricted stock or restricted stock units vest.

(2)
Amounts deferred upon vesting of stock awards for each NEO is as follows:

  Mr. Hoover deferred until separation of service 48,700 of his vested restricted stock units, having a value of $2,556,979.

  Mr. Seabrook deferred until separation of service 5,150 of his vested restricted stock units, having a value of $267,346.

  Mr. Friedery deferred until separation of service 11,300 of his vested restricted stock units, having a value of $568,235.

  Mr. Westerlund deferred until separation of service 10,850 of his vested restricted stock units, having a value of $570,415.

  Mr. Hayes deferred until separation of service 5,040 of his vested restricted stock units, having a value of $267,977.

(3)
Value realized on vesting also includes the value of dividend equivalents vested and paid during 2007 on outstanding restricted stock or restricted stock units. Dividend equivalents paid are based on the number of outstanding shares or units on the record date at a dividend rate equal to that paid to the Corporation's common shareholders. Dividend equivalents paid during 2007 for each NEO is as follows:

  Mr. Hoover—$61,780

  Mr. Seabrook—$16,000

  Mr. Friedery—$19,200

  Mr. Westerlund—$16,000

  Mr. Hayes—$17,186

 NONQUALIFIED DEFERRED COMPENSATION

        The Corporation has three active deferred compensation plans to which eligible participants may make contributions. They are: (1) the 2005 Ball Corporation Deferred Compensation Plan, (2) the 2005 Ball Corporation Deferred Compensation Company Stock Plan, and (3) the 2005 Ball Corporation Deferred Compensation Plan for Directors. The three active plans provide for investment earnings and distributions and were implemented in 2005 in order to administer and operate the deferred compensation program in good faith compliance with Code Section 409A. Plans dated prior to 2005 are closed to participant contributions; however, they continue to provide for investment earnings and distributions. The CEO, CFO and the other NEOs are all participants in the 2005 Deferred Compensation Plan and the 2005 Deferred Compensation Company Stock Plan and may have balances in one or more of the prior plans. Below is a summary of the key elements of the three active plans:

  •
  2005 Deferred Compensation Plan—Eligible employee participants may defer payment of a portion or all of their annual incentive compensation to this plan. Participant elections to defer are made annually. The plan may also include the deferral of payments of other forms of a NEO's cash compensation, as mandated by the Committee, to the extent that such compensation would not be deductible in a given year as a result of the limitations of Section 162(m) of the Code. Amounts deferred or credited are notionally "invested" among various investment funds available under this plan. A participant's balance is not actually invested in investment funds, but the return on the participant's balance is determined as if the amounts were invested in those funds. The menu of investment funds consists of 15 mutual fund-like investments that cover the standard asset classes of fixed rate, bonds, market index, large, mid and small caps, and international along with one real estate investment fund. The one-year annual rate of return of the funds ranged from a negative 15.56 percent to a positive 23.59 percent, and the three-year average annual rate of return of the funds ranged from a positive 2.50 to 19.72 percent. The return on a participant's balance is dependent on the investment fund allocation selected by the participant. Distributions from this plan to participants are based on the payment schedule elected by the participant. Distributions may occur during service with the Corporation or commence at a defined point no sooner than six months following separation of service, in the form of either a lump sum and/or annual installments ranging between two and fifteen years.

  •
  2005 Deferred Compensation Company Stock Plan—Eligible employee participants may defer payment of a portion or all of their annual incentive compensation to this plan. Elections to defer the annual incentive compensation are made annually. Nonemployee members of the Corporation's Board may defer payment of a portion or all of their annual director fees to this plan. Elections to defer director fees are made annually. Under this plan, eligible employee participants and nonemployee members of the Board may also defer the issuance of restricted stock units at time of lapse. Elections to defer issuance of restricted stock units are made at or near the time of grant in compliance with the Code Section 409A provision for deferral election with respect to certain forfeitable rights. Amounts deferred or credited to this plan are represented in the participant's account as stock units, with each unit having the value equivalent to one share of Ball Corporation Common Stock. Additionally, amounts deferred into this plan receive a 20 percent Corporation match with a maximum match of $20,000 per year. The Committee determined that starting in 2007, pursuant to specified timing rules, participants may reallocate a prescribed percentage of units to other investment funds, comparable to those described in the 2005 Deferred Compensation Plan section above; however, at least 50 percent of the balance will remain in stock units until retirement. Dividend equivalents, applicable to any balance denominated in units, are credited to participant accounts as of each dividend payment date for the Corporation's Common Stock. Distributions from this plan are based on the payment schedule elected by the participant in the form of a lump sum and/or annual installments ranging between two and fifteen years; however, distributions may not commence until at least six months following separation of service.

  •
  2005 Deferred Compensation Plan for Directors—Nonemployee members of the Corporation's Board may defer payment of a portion or all of their annual director fees to this plan. Elections to defer director fees are made annually. Amounts deferred or credited are notionally "invested" among various investment funds available under the plan. A participant's balance is not actually invested in investment funds, but the return on the participant's balance is determined as if the amounts were invested in those funds. Distributions from this plan are based on the payment schedule elected by the participant in the form of a lump sum and/or annual installments ranging between two and fifteen years; however, distributions may not commence until separation of service from the Board.

        Participant distributions from any of the prior plans are based on the payment schedule elected by the participant, which could be in the form of a lump sum or annual installments ranging between two and fifteen years. The basis for investment earnings may vary by plan as follows:

  •
  2001 Deferred Compensation Plan—Provides for a return as if the balance is notionally invested in investment funds available under this plan, which is the same as that described above for the 2005 Deferred Compensation Plan.

  •
  2000 Deferred Compensation Company Stock Plan—Balance is represented in the form of stock units, with each unit having a value equivalent to one share of Ball Corporation Common Stock. Dividend equivalents are credited to the account as of each dividend payment date for the Corporation's Common Stock.

  •
  2002 Deferred Compensation Plan for Directors—Provides for a return as if the balance is notionally invested in investment funds available under this plan, which is the same as that described above for the 2005 Deferred Compensation Plan for Directors.

  •
  1989 Deferred Compensation Plan—Provides for an annual return equal to the average composite yield on Moody's Seasoned Corporate Bond Index for the 12 months ending October 31.

  •
  1988 Deferred Compensation Plan—Provides for an annual return equal to the average composite yield on Moody's Seasoned Corporate Bond Index for the 12 months ending October 31 plus 5 percentage points or a fixed rate as set by the Corporation at 9 percent.

  •
  1986 Deferred Compensation Plan—Provides for an annual return equal to the average composite yield on Moody's Seasoned Corporate Bond Index for the 12 months ending October 31 plus 5 percentage points.

  •
  1986 Deferred Compensation Plan for Directors—Provides for an annual return equal to the average composite yield on Moody's Seasoned Corporate Bond Index for the 12 months ending October 31 plus 5 percentage points.

  •
  Ball-InCon Deferred Compensation Plan—Depending on the time of the initial deferral, the plan provides for an annual return equal to the average composite yield on Moody's Seasoned Corporate Bond Index for the 12 months ending October 31 or the Moody's rate plus 5 percentage points.

        The table below provides information related to the Corporation's deferred compensation plans. The Aggregate Balance at Last FYE represents compensation earned, deferred and accumulated by the NEOs over many years and does not represent current year compensation.

Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

R. David Hoover	$3,452,725	$20,000	$2,447,323	$—	$39,461,636
Raymond J. Seabrook	$367,346	$20,000	$442,311	$—	$7,549,784
John R. Friedery	$568,235	$20,000	$365,850	$—	$6,462,021
David A. Westerlund	$690,880	$20,000	$356,464	$—	$8,024,099
John A. Hayes	$406,922	$20,000	$152,410	$—	$3,368,253

        The following footnote quantifies, as required, the extent to which the amounts reported in the Contributions and Earnings columns above are reported as compensation in the Summary Compensation Table in fiscal year 2007, and the amounts reported in the Aggregate Balance column above have been reported in the Summary Compensation Table in all years since 2006. Please note that the aggregate balance also includes amounts earned and reported as compensation in years prior to 2006. The footnote also includes the earnings measures for amounts reported in the Aggregate Earnings column.

  Mr. Hoover—$1,266,670 of the Executive Contributions, $20,000 of the Registrant Contributions and $128,966 of the Aggregate Earnings are reported as compensation in the Summary Compensation Table for fiscal year 2007; and $3,841,727 of the Aggregate Balance has been reported as compensation in the Summary Compensation Table since 2006. The Aggregate Earnings amount reflects $1,886,925 from earnings credited on cash accounts comprised of $181,448 based on Moody's rate plus 5 percentage points, $111,026 based on a 9 percent fixed rate and $1,594,451 based on notional investment in investment funds plus $560,397 from appreciation and dividend equivalents on equity accounts.

  Mr. Seabrook—$150,934 of the Executive Contributions, $20,000 of the Registrant Contributions and $47,615 of the Aggregate Earnings are reported as compensation in the Summary Compensation Table for fiscal year 2007; and $655,981 of the Aggregate Balance has been reported as compensation in the Summary Compensation Table since 2006. The Aggregate Earnings amount reflects $232,269 from earnings credited on cash accounts comprised of $98,168 based on Moody's rate plus 5 percentage points, $7,486 based on Moody's rate and $126,616 based on notional investment in investment funds plus $210,042 from appreciation and dividend equivalents on equity accounts.

  Mr. Friedery—$330,427 of the Executive Contributions, $20,000 of the Registrant Contributions and $14,480 of the Aggregate Earnings are reported as compensation in the Summary Compensation Table for fiscal year 2007; and $732,815 of the Aggregate Balance has been reported as compensation in the Summary Compensation Table since 2006. The Aggregate Earnings amount reflects $216,506 from earnings credited on cash accounts comprised of $29,853 based on Moody's rate plus 5 percentage points and $186,653 based on notional investment in investment funds plus $149,344 from appreciation and dividend equivalents on equity accounts.

  Mr. Westerlund—$277,058 of the Executive Contributions, $20,000 of the Registrant Contributions and $46,396 of the Aggregate Earnings are reported as compensation in the Summary Compensation Table for fiscal year 2007; and $837,711 of the Aggregate Balance has been reported as compensation in the Summary Compensation Table since 2006. The Aggregate Earnings amount reflects $202,784 from earnings credited on cash accounts comprised of $95,654 based on Moody's rate plus 5 percentage points, $4,522 based on Moody's rate and $102,608 based on notional investment in investment funds plus $153,680 from appreciation and dividend equivalents on equity accounts.

  Mr. Hayes—$121,952 of the Executive Contributions, $20,000 of the Registrant Contributions and $2,193 of the Aggregate Earnings are reported as compensation in the Summary Compensation Table for fiscal year 2007; and $285,142 of the Aggregate Balance was reported as compensation in the Summary Compensation Table since 2006. The Aggregate Earnings amount reflects $81,202 from earnings credited on cash accounts comprised of $4,521 based on Moody's rate plus 5 percentage points and $76,681 based on notional investment in investment funds plus $71,208 from appreciation and dividend equivalents on equity accounts.

PENSION BENEFITS

        Retirement benefits are provided to the NEOs under a qualified salaried defined benefit pension plan and a nonqualified Supplemental Executive Retirement Plan ("SERP"). The 2007 Pension Benefits Table on page 32 shows each NEO's number of years of credited service, present value of accumulated benefits and payments during fiscal year 2007 for the qualified plan and the SERP. The present value of the accumulated benefit is the December 31, 2007, value of the annual benefit that was earned as of December 31, 2007.

        The Corporation offers two qualified salaried defined benefit pension plans in the U.S. that provide the same benefits. One plan covers its Aerospace subsidiary's salaried employees and the other covers all other U.S. salaried employees. The NEOs are covered under the latter. The qualified plans were designed to provide tax-qualified pension benefits that are generally available to all U.S. salaried employees. Effective January 1, 2007, the Corporation changed the formula by which the accrued pension benefit under the plans is determined. Prior to January 1, 2007, the accrued pension benefit expressed as a monthly annuity payable at age 65 was based on final average salary, covered compensation and years of service. After January 1, 2007, the accrued pension benefit is a monthly annuity that is equivalent to a lump sum payable when the participant reaches age 65 calculated on base salary each year, the Social Security Wage Base and a multiple based on years of service. Payments of accrued benefits earned may be in the form of an annuity, lump sum or a combination of both, depending on the election of the participant at retirement. The Corporation also sponsors a nonqualified SERP. The SERP mirrors the pension plans and is designed to replace the benefits that would have been provided under the pension plans if they were not subject to IRS-imposed limits. Under the Code, the maximum permissible benefit from the qualified plans, for retirement in 2007, is $180,000 and annual compensation exceeding $225,000 in 2007 cannot be considered in computing the maximum permissible benefit under the plans.

Terms for Accrued Benefits Prior to January 1, 2007

        The monthly accrued benefit for benefits earned prior to January 1, 2007, was determined according to the following formula:

  •
  1 percent times Final Monthly Average Salary plus 0.5 percent times Final Monthly Average Salary in excess of Covered Compensation times Benefit Service through December 31, 2006, up to a maximum of 35 years, where

  •
  Salary is defined to be a NEO's monthly base salary excluding bonus and incentive compensation.

        Final Monthly Average Salary is calculated based on the highest average for any 60 consecutive months out of the last 120 months, through December 31, 2006.

        Covered Compensation is an average of the Social Security Wage Base in effect during a NEO's career. The Social Security Wage Base is the maximum monthly amount of income on which FICA taxes are due. The years included in the average are the 35 years ending in the year the NEO is eligible for an unreduced Social Security benefit. This portion of the benefit formula accounts for the fact that Social Security does not cover earnings over a certain level.

        Benefit Service is a NEO's service as a salaried employee with the Corporation plus any service with a predecessor plan as appropriate. Participants are 100 percent vested in their benefit at the time they are credited with five or more years of service with the Corporation.

        Normal retirement age under the plan is 65 with a minimum of five years of benefit service, but a participant may elect to receive payment upon termination or at any time after reaching age 55. Benefits paid before age 65 are subject to reduction based on the age and service at termination. Participants who terminate employment after age 55 with at least 10 years of vesting service will receive a reduction of benefit equal to 4 percent for each year that benefit commencement age precedes age 65 but is greater than age 60, and a 6 percent reduction for each year that benefit commencement age precedes age 60. Benefits for participants not meeting these requirements are reduced for payment prior to age 65 on an actuarial equivalent basis.

Terms for Accrued Benefits After January 1, 2007

        The monthly annuity, which is the equivalent of a lump sum benefit payable at age 65 is based on a percentage of the participant's base pay each year as follows:

If, at the beginning of the year, benefit service is:	Annual lump sum benefit accrued and payable at age 65

0 to 9 full years of benefit service	11.5 percent of base pay + 5 percent of base pay over 50 percent of SSWB(1)
10 to 19 full years of benefit service	13.0 percent of base pay + 5 percent of base pay over 50 percent of SSWB(1)
20 or more full years of benefit service	15.0 percent of base pay + 5 percent of base pay over 50 percent of SSWB(1)
(1)
"SSWB" is the Social Security Wage Base, which is the maximum earnings on which the participant pays FICA tax each year. This portion of the pension formula accounts for the fact that Social Security does not cover earnings over a certain level.

        Base pay is the NEO's base salary during the calendar year excluding incentive compensation, severance pay or vacation payouts.

        Upon termination or retirement, the vested pension benefit accrued beginning January 1, 2007, may be paid to the participant in either a lump sum or annuity. If the benefit is paid prior to age 65, the benefit will be reduced 5 percent compounded annually for each year the payment is made before such age.

Terms for SERP Accrued Benefits

        Since the SERP mirrors the qualified pension plan, the formulas for deriving the SERP accrued benefits are the same as those described above for the pension plans; however, the amount of retirement benefit the participants receive is equal to the difference between the benefit calculated without IRS limits and the benefits calculated using the IRS limits. Effective January 1, 2007, the SERP was amended by the Committee to provide participants with benefits accrued as of December 31, 2006, a one-time option to elect the form of payment under which the participant will receive benefits in the future. The payment options available consist of various annuities and a lump sum. For all SERP benefits accrued beginning January 1, 2007, participants will receive benefits only in the form of a lump sum. In accordance with Code Section 409A, payments from the SERP will commence six months after termination of employment. The SERP was also amended to provide that when determining lump sum payments, the SERP would use the same assumptions that exist in the salaried retirement plans except that the interest rate used shall be equal to four-fifths of the interest rate used to determine lump sum benefits under those salaried retirement plans in recognition that payments from the SERP cannot be rolled to a tax deferred account such as an IRA.

Present Value Assumptions

        The Present Value of Accumulated Benefit reported in the table below is based on the following assumptions, which are consistent with those used for the Corporation's Consolidated Financial Statements for fiscal year ending December 31, 2007:

Discount Rate	6.25 Percent
Mortality	RP-2000 Mortality Table
Preretirement Decrements	None
Form of Payment	Life Only Annuity—10 Percent Lump Sum—90 Percent

Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)

R. David Hoover	Qualified SERP	37.5 37.5	$ $	964,380 3,695,172	$ $	— —
Raymond J. Seabrook	Qualified SERP	15.2 15.2	$ $	284,122 —	$ $	— —
John R. Friedery	Qualified SERP	19.3 19.3	$ $	256,350 221,775	$ $	— —
David A. Westerlund	Qualified SERP	32.3 32.3	$ $	582,735 359,644	$ $	— —
John A. Hayes	Qualified SERP	8.9 8.9	$ $	65,743 24,815	$ $	— —

OTHER POTENTIAL POST-TERMINATION EMPLOYMENT BENEFITS

        This section provides information related to the potential post-termination employment benefits that could be payable or due to the CEO, CFO and the other NEOs under various termination scenarios. Such potential benefits payable or due may result from the Corporation's obligation to the executive under (1) any existing compensation and benefit plan, policy, practice or program of the Corporation that is generally available to all participants, or (2) under any agreement specifically entered into by the Corporation and the executive.

        In general, the compensation and benefit elements provided to employees, including the CEO, CFO and the other NEOs, are governed by provisions, terms or procedures of plan documents, policies and practices that define the rights of and the obligations due to the participant in the case of termination of employment. These provisions, terms or procedures apply to all employees, including the CEO, CFO and the other NEOs receiving such compensation or benefit. Such compensation and benefit elements would include annual incentive compensation, long-term cash incentives, long-term equity incentives, retirement benefits and deferred compensation.

        Ball has entered into certain severance benefit and change-in-control agreements with the CEO, CFO and the other NEOs which contain provisions that require Ball to provide post-termination payments or benefits to each in the event of termination of employment without cause or termination following a change-in-control of the Corporation. The Corporation does not have employment agreements with any of these executives. The respective agreements with the NEOs contain customary non-compete provisions, non-solicitation provisions, non-disparagement provisions and confidentiality covenants.

        The key provisions, terms or procedures that would apply to the CEO, CFO and the other NEOs for the various compensation and benefit elements under various termination scenarios are provided in the table below. It is followed by another table containing an estimate of the compensation payable or the value of compensation elements due to the CEO, CFO and other NEOs under the various termination scenarios assuming termination was effective at the end of the fiscal year 2007.

Post-Termination Employment Benefits Summary

Component	Voluntary or Termination for Cause		Death		Disability		Termination Without Cause		Termination Following a Change-in- Control

Cash Severance	•	No additional benefits received.	•	No additional benefits received.	•	No additional benefits received.	• • •	CEO—2 times base salary plus target annual incentive. All Other NEOs—1.5 times base salary plus target annual incentive. Form of payment to all NEOs is a lump sum.	•	All NEOs—2 times base salary plus target annual incentive, which is paid in a lump sum.
Treatment of Annual Incentives	•	Retirement eligible NEOs receive a prorated portion of the award if terminated mid-performance cycle.	•	NEOs' beneficiaries receive a prorated portion of the target award if terminated mid-performance cycle.	•	NEOs receive a prorated portion of the target award if terminated mid-performance cycle.	•	NEOs receive a prorated portion of the target award if terminated mid-performance cycle.	•	NEOs receive a prorated portion of the target award if terminated mid-performance cycle.
Treatment of Long-Term Cash Incentive	•	Retirement eligible NEOs receive a prorated portion of awards.	•	Prorated portion of awards are paid.	•	Prorated portion of awards are paid.	•	Retirement eligible NEOs receive a prorated portion of awards.	•	NEOs receive a prorated portion of awards.
Treatment of Restricted Stock/Deposit Shares	•	Restricted Stock/Units—All unvested stock/units are forfeited.	•	Restricted Stock/Units—All unvested stock/units vest.	•	Restricted Stock/Units—All unvested stock/units vest.	•	Restricted Stock/Units—All unvested stock/units are forfeited.	•	Restricted Stock/Units—All unvested stock/units vest.
	•	Deposit Shares—Retirement eligible NEOs receive a prorated portion of unvested stock/units. All other NEOs forfeit unvested stock/units.	•	Deposit Shares—All unvested stock/units vest.	•	Deposit Shares—All unvested stock/units vest.	•	Deposit Shares—Retirement eligible NEOs receive a prorated portion of unvested stock/units. All other NEOs forfeit unvested stock/units.	•	Deposit Shares—All unvested stock/units vest.

Post-Termination Employment Benefits Summary—Continued

Component	Voluntary or Termination for Cause		Death		Disability		Termination Without Cause		Termination Following a Change-In- Control

Treatment of Performance Contingent Restricted Stock Units	•	For retirement eligible NEOs, age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a non-compete agreement, unvested units will cliff vest on the vest date if the performance measure is achieved. For all other NEOs, the unvested units are forfeited.	•	All unvested units vest.	•	All unvested units vest.	•	For retirement eligible NEOs, age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a non-compete agreement, unvested units will cliff vest on the vest date if the performance measure is achieved. For all other NEOs, the unvested units are forfeited.	•	All unvested units vest.
Treatment of Stock Options	•	Stock Options granted prior to 2007—Unvested shares are forfeited. For retirement eligible NEOs, options remain exercisable for a maximum of 2 years (90 days for incentive stock options). For all other NEOs, the options remain exercisable for 30 days.	•	Stock Options—All options vest.	•	Stock Options—Shares continue to vest pursuant to the original vesting schedule.	•	Stock Options granted prior to 2007—Unvested shares are forfeited. For retirement eligible NEOs, options remain exercisable for a maximum of 2 years (90 days for incentive stock options). For all other NEOs, the options remain exercisable for 30 days.	•	Stock Options—All options vest.
•
		Stock Options granted in 2007—For retirement eligible NEOs, age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a non-compete agreement, unvested options will continue to vest under the normal schedule and options will remain exercisable for a maximum of 5 years (90 days for incentive stock options). For all other NEOs, the same provisions as those described above for grants made prior to 2007 are applicable.					•
Stock Options granted in 2007—For retirement eligible NEOs, age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a non-compete agreement, unvested options will continue to vest under the normal schedule and options will remain exercisable for a maximum of 5 years (90 days for incentive stock options). For all other NEOs, the same provisions as those described above for grants made prior to 2007 are applicable.
Retirement Benefits	•	No additional benefits received.	•	No additional benefits received.	•	No additional benefits received.	• •	CEO—Paid a lump sum amount equal to an additional 2 years of service credited. All Other NEOs—Paid a lump sum amount equal to an additional 1.5 years of service credited.	•	All NEOs—Paid a lump sum amount equal to an additional 2 years of service credited.

Post-Termination Employment Benefits Summary—Continued

Component	Voluntary or Termination for Cause		Death		Disability		Termination Without Cause		Termination Following a Change-In- Control

Health and Welfare Benefits	•	No additional benefits received.	•	No additional benefits received.	•	Continue for period of disability.	•	CEO—Continued for 2 years.	•	All NEOs—Continued for 2 years.
							•	All Other NEOs—Continued for 1.5 years.
Other Benefits	•	Financial planning services valued at $10,000 per year for 2 years.	•	No additional benefits received.	• •	No additional benefits received. Long-term disability payment of up to $15,000 per month.	• •	Outplacement benefits valued at $20,000. Financial planning services valued at $10,000 per year for 2 years.	• •	Outplacement benefits valued at $20,000. Payment for excise taxes incurred as a result of Code Section 280G excess payments, if applicable.

        A termination without cause will be triggered if the NEO is terminated in either an Actual Termination not for cause or a Constructive Termination. An Actual Termination is any termination by the Corporation for reasons other than death or disability or for cause or by the executive for reasons other than Constructive Termination. A Constructive Termination means, in general terms, any significant reduction in duties, compensation or benefits or change of office location from those in effect immediately prior to the change-in-control, unless agreed to by the executive.

        Payments associated with a termination following a change-in-control will be triggered if both of the following two events occur:

1.
A change-in-control occurs. A "change-in-control" can occur by virtue, in general terms, of an acquisition by any person of 30 percent or more of the Corporation's voting shares; a merger in which the shareholders of the Corporation before the merger own 50 percent or less of the Corporation's voting shares after the merger; shareholder approval of a plan of liquidation or a plan to sell or dispose of substantially all of the assets of the Corporation; and if, during any two-year period, directors at the beginning of the period fail to constitute a majority of the Board.

2.
The executive is terminated in either an Actual Termination or a Constructive Termination not for cause.

        In the event benefits are paid because of a change-in-control and such benefits are subject to Code Section 280G, the Corporation would reimburse the executive for such excise taxes paid, together with taxes incurred as a result of such reimbursement.

        The table below represents the amounts potentially payable to the NEOs under various termination scenarios. The values assume termination on December 31, 2007, with stock awards and unexercisable stock options benefit values based on the Corporation's December 31, 2007, stock price of $45.00.

Estimated Post-Termination Employment Benefits Table

Name	Voluntary or for Cause	Death	Disability	Without Cause	Change-in- Control
R. David Hoover
Cash Severance				$4,120,000	$4,120,000
Prorated Long-Term Cash Incentive	$846,475	$846,475	$846,475	$846,475	$846,475
Outstanding Stock Awards	$2,617,425	$4,279,500	$4,279,500	$2,617,425	$4,279,500
Outstanding Performance Awards	$2,250,000	$2,250,000	$2,250,000	$2,250,000	$2,250,000
Unexercisable Stock Options	$117,900	$117,900	$117,900	$117,900	$117,900
Retirement Benefits				$431,454	$431,454
Health & Welfare				$28,062	$28,062
Perquisites	$20,000			$40,000	$20,000

Total	$5,851,800	$7,493,875	$7,493,875	$10,451,316	$12,093,391

Raymond J. Seabrook
Cash Severance				$1,150,050	$1,533,400
Prorated Long-Term Cash Incentive	$194,022	$194,022	$194,022	$194,022	$194,022
Outstanding Stock Awards	$689,040	$1,122,750	$1,122,750	$689,040	$1,122,750
Outstanding Performance Awards	$607,500	$607,500	$607,500	$607,500	$607,500
Unexercisable Stock Options	$34,388	$34,388	$34,388	$34,388	$34,388
Retirement Benefits				$87,834	$123,695
Health & Welfare				$22,962	$30,910
Perquisites	$20,000			$40,000	$20,000

Total	$1,544,950	$1,958,660	$1,958,660	$2,825,796	$3,666,665

John R. Friedery
Cash Severance				$1,054,350	$1,405,800
Prorated Long-Term Cash Incentive		$177,665	$177,665		$177,665
Outstanding Stock Awards		$1,260,000	$1,260,000		$1,260,000
Outstanding Performance Awards		$607,500	$607,500		$607,500
Unexercisable Stock Options		$34,388	$34,388		$34,388
Retirement Benefits				$66,283	$95,315
Health & Welfare				$19,851	$26,752
Perquisites	$20,000			$40,000	$20,000

Total	$20,000	$2,079,553	$2,079,553	$1,180,484	$3,627,420

David A. Westerlund
Cash Severance				$1,045,500	$1,394,000
Prorated Long-Term Cash Incentive	$176,197	$176,197	$176,197	$176,197	$176,197
Outstanding Stock Awards	$689,040	$1,122,750	$1,122,750	$689,040	$1,122,750
Outstanding Performance Awards	$607,500	$607,500	$607,500	$607,500	$607,500
Unexercisable Stock Options	$34,388	$34,388	$34,388	$34,388	$34,388
Retirement Benefits				$90,513	$127,184
Health & Welfare				$16,733	$22,498
Perquisites	$20,000			$40,000	$20,000

Total	$1,527,125	$1,940,835	$1,940,835	$2,699,871	$3,504,517

John A. Hayes
Cash Severance				$940,500	$1,254,000
Prorated Long-Term Cash Incentive		$176,539	$176,539		$176,539
Outstanding Stock Awards		$1,339,650	$1,339,650		$1,339,650
Outstanding Performance Awards		$450,000	$450,000		$450,000
Unexercisable Stock Options		$27,277	$27,277		$27,277
Retirement Benefits				$26,846	$46,232
Health & Welfare				$18,472	$24,915
Perquisites	$20,000			$40,000	$20,000

Total	$20,000	$1,993,466	$1,993,466	$1,025,818	$3,338,613

 DIRECTOR COMPENSATION

        The table set forth below summarizes the 2007 compensation paid to each of the Corporation's nonemployee directors. The director compensation program consists of a $60,000 annual fixed cash retainer, a $15,000 target annual incentive cash retainer, an annual award of 2,000 restricted stock units, and a $6,500 annual committee chair cash retainer. The annual incentive retainer is subject to the Corporation's performance under the same performance measures as the Annual Incentive Compensation Plan, which is based on economic value added principles. The actual amount paid may range from $0 to $30,000. Additionally, a newly elected director will be awarded a one-time grant of 3,000 restricted stock units upon joining the Board and a 2,000 restricted stock unit grant annually at the time of the Corporation's annual meeting. The Corporation has granted stock options or participation in the Corporation's DSP to nonemployee directors in prior years, resulting in director compensation expense during 2007. Nonemployee directors may defer payment of all or a portion of their annual fixed, incentive and committee chair retainers to the 2005 Ball Corporation Deferred Compensation Plan for Directors or the 2005 Ball Corporation Deferred Compensation Company Stock Plan. Elections to defer the retainers are made annually. Details regarding the material terms of the plans are provided in the "Nonqualified Deferred Compensation" section on page 28. The table sets out the cash compensation earned for 2007, which includes the director compensation cost recognized during 2007 in accordance with FAS 123R for restricted stock and restricted stock unit awards (Stock Awards column) and option awards (Option Awards column) granted in 2007 and/or prior years along with any other compensation payments as noted below.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)(5)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)

Howard M. Dean	$67,250	$143,982	$—	$20,850	$—	$2,580	$234,662
Hanno C. Fiedler	$60,000	$24,660	$5,982	$164,121	$—	$75,179	$329,942
John F. Lehman	$66,500	$72,705	$—	$20,850	$—	$15,880	$175,935
Georgia R. Nelson	$60,000	$62,890	$—	$20,850	$—	$12,905	$156,645
Jan Nicholson	$66,500	$125,953	$—	$20,850	$—	$15,880	$229,183
George A. Sissel	$15,000	$78,862	$—	$6,569	$152,923	$20,000	$273,354
George M. Smart	$60,000	$136,592	$—	$20,850	$—	$15,000	$232,442
Theodore M. Solso	$60,750	$137,486	$1,656	$20,850	$—	$20,000	$240,742
Stuart A. Taylor	$64,875	$113,737	$—	$20,850	$—	$15,555	$215,017
Erik H. van der Kaay	$60,750	$189,517	$—	$20,850	$—	$14,580	$285,697

(1)
Values represent fees for annual fixed retainer, meetings and chair fees under the nonemployee director compensation program. The value for Messrs. Dean, Solso and van der Kaay includes $750 related to special assignment. All nonemployee directors except Messrs. Dean, Fiedler and Sissel deferred payment of their cash fees to the 2005 Deferred Compensation Plan for Directors or the 2005 Deferred Compensation Company Stock Plan.

(2)
Reflects the dollar amount of director compensation cost recognized during 2007 in accordance with FAS 123R for restricted stock awards granted in 2007 and previous fiscal years.

(3)
Reflects the dollar amount of director compensation cost recognized during 2007 in accordance with FAS 123R for stock options granted in previous fiscal years.

(4)
Values represent the annual incentive retainer achieved for 2007, which was paid in February 2008, based on a performance factor of 139 percent applied to the $15,000 target for all nonemployee directors except Mr. Sissel, who received a partial year prorated payment as a result of his retirement in April 2007 from the Board. All nonemployee directors except for Messrs. Dean, Fiedler and Sissel deferred payment of their 2007 annual incentive retainer in February 2008 to the 2005 Deferred Compensation Plan or 2005 Deferred Compensation Company Stock Plan.

(5)
The value for Mr. Fiedler also includes a $143,271 LTCIP payment prorated for his participation in the 2005-2007 performance period while an employee of the Corporation. Payments to Mr. Fiedler were made in euros, which have been converted to dollars based on a conversion rate of 1.4598 dollars/euros as of December 31, 2007.

(6)
Amount reflects above-market earnings on deferred compensation accounts established when Mr. Sissel was an employee of the Corporation. This value represents earnings credited based on Moody's rate plus 5 percentage points and a 9 percent fixed rate that is in excess of

  120 percent of the applicable federal long-term rate during his period of service on the Board in 2007 in the amounts of $144,168 and $8,755, respectively.

(7)
The value for all directors except for Mr. Fiedler reflects company contributions for the 20 percent company match up to a maximum of $20,000 available under the 2005 Deferred Compensation Company Stock Plan as described in the CD&A and narrative accompanying the Deferred Compensation Table. The value for Mr. Smart also includes a $3,000 company match of a donation made pursuant to the Corporation's Matching Gift Program. The value of $75,179 for Mr. Fiedler reflects payments made to Mr. Fiedler for serving as chair of the Supervisory Board of Ball Packaging Europe GmbH and the Advisory Board of Ball Packaging Europe Holding GmbH & Co. KG. The amount was originally valued in euros and has been converted to dollars based on a conversion rate of 1.4598 dollars/euros as of December 31, 2007.

Additional Footnote Information:

(a)
The following represents the total value of plan-based awards granted to nonemployee directors during 2007:

All nonemployee directors, except Mr. Sissel, received 2,000 restricted stock units each, valued using the closing price of Ball Common Stock on April 25, 2007, at $49.32 per unit resulting in a total award value of $98,640 for each director.

(b)
The aggregate number of outstanding stock awards and stock options for each nonemployee director as of December 31, 2007, are as follows:

  Mr. Dean—Stock awards of 54,871; stock options of 8,000.

  Mr. Fiedler—Stock awards of 17,144; stock options of 10,000.

  Mr. Lehman—Stock awards of 49,515; stock options of 32,000.

  Ms. Nelson—Stock awards of 5,000.

  Ms. Nicholson—Stock awards of 39,647; stock options of 8,000.

  Mr. Smart—Stock awards of 12,917.

  Mr. Solso—Stock awards of 16,423; stock options of 8,000.

  Mr. Taylor—Stock awards of 26,339; stock options of 30,250.

  Mr. van der Kaay—Stock awards of 23,633.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Corporation's Board consists of nonemployee directors who are independent under the NYSE Listing Standards and SEC rules.

        Management is responsible for the Corporation's system of internal accounting controls over financial reporting, disclosure controls and procedures and compliance with laws and regulations and applicable ethical business standards. The independent auditor is responsible for performing an audit of the Corporation's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") and issuing a report thereon as well as issuing an opinion on the effectiveness of the Corporation's internal control over financial reporting.

        The Committee's responsibility is to monitor and oversee the internal controls over financial reporting, disclosure controls and procedures and to engage and evaluate the independent auditor. Management has represented to the Committee that the financial statements for the Corporation for the year ended December 31, 2007, were prepared in accordance with generally accepted accounting principles of the U.S. and the Committee has reviewed and discussed those financial statements with management and the independent auditor. The Committee has also discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards, as amended, the PCAOB Auditing Standards and the NYSE Listing Standards.

        The Corporation's independent auditor provided to the Committee on a quarterly basis the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees ("ISBS No. 1"). The Committee has discussed with the independent auditor that firm's independence and that firm's internal quality control procedures, peer reviews and the investigations or inquiries by governmental or professional authorities disclosed by the independent auditor.

        Based upon the Committee's review and discussion with management and the independent auditor, the representations of management and the disclosures and letter of the independent auditor (as required by ISBS No. 1) to the Committee, the Committee recommended to the Board that the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K, including management's and the independent auditor's attestation of the Corporation's internal control over financial reporting as of December 31, 2007, be filed with the SEC.

        The foregoing report has been furnished by the following directors and members of the Audit Committee:

    Jan Nicholson
    George M. Smart
    Theodore M. Solso
    Erik H. van der Kaay

 VOTING ITEM 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

        As disclosed in this Proxy Statement, during 2007 PricewaterhouseCoopers LLP rendered audit and non-audit services to the Corporation. Representatives of PricewaterhouseCoopers LLP will be present at the 2008 Annual Meeting of Shareholders and will have an opportunity to make a statement, if desired, as well as to respond to appropriate questions.

        The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent auditor for 2008.

 VOTING ITEM 3—SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS

        Information regarding a shareholder proposal is set forth below. Ball Corporation disclaims any responsibility for the content of this precatory proposal and statement of support, which is presented as received from the shareholder. Gerald R. Armstrong, 820 Sixteenth Street, No. 705, Denver, Colorado 80202-3227, who owns 208 shares of Common Stock and has given notice that he intends to present for action the shareholder proposal at the Annual Meeting.

        In 1985 the shareholders of the Corporation amended the Articles of Incorporation to establish a classified board and require that at least three-fourths (75 percent) of the outstanding shares entitled to vote shall be required to alter or amend the classified board. Only votes cast for or against the proposal will be counted, except that the accompanying proxy will be voted against the proposal in the absence of instructions to the contrary. Abstentions and broker nonvotes will not change the number of votes cast for or against the proposal.

        The Board of Directors recommends that shareholders vote "AGAINST" the shareholder proposal.

 SHAREHOLDER PROPOSAL

        RESOLVED: That the shareholders of Ball Corporation request its Board of Directors to take the steps necessary to eliminate classification of terms of the Board of Directors to require that all Directors stand for election annually. The Board declassification shall be completed in a manner that does not affect the unexpired terms of the previously-elected Directors.

SUPPORTING STATEMENT

        The proponent believes the election of directors is the strongest way that shareholders influence the directors of any corporation. Currently, our Board of Directors is divided into three classes with each class serving three-year terms. Because of this structure, shareholders may only vote for one-third of the directors each year. This is not in the best interest of the shareholders because it reduces accountability.

        U.S. Bancorp., Associated Banc-Corp, Piper-Jaffray Companies, Fifth-Third Bancorp, Pan Pacific Retail Properties, Qwest Communications International, Xcel Energy, Greater Bay Bancorp, North Valley Bancorp, Pacific Continental Corporation, Regions Financial Corporation, CoBiz Financial Inc., Marshall & Illsley Corporation, and Wintrust Financial, Inc. are among the corporations electing directors annually because of the efforts of the proponent.

        The performance of our management and our Board of Directors is now being more strongly tested due to economic conditions and the accountability for performance must be given to the shareholders whose capital has been entrusted in the form of share investments.

        A study by researchers at Harvard Business School and the University of Pennsylvania's Wharton School titled "Corporate Governance and Equity Prices" (Quarterly Journal of Economics, February, 2003), looked at the relationship between corporate governance practices (including classified boards) and firm performance. The study found a significant positive link between governance practices favoring shareholders (such as annual directors election) and firm value.

        While management may argue that directors need and deserve continuity, management should become aware that continuity and tenure may be best assured when their performance as directors is exemplary and is deemed beneficial to the best interests of the corporation and its shareholders.

        The proponent regards as unfounded the concern expressed by some that annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by shareholders. In the unlikely event that shareholders do vote to replace all directors, such a decision would express dissatisfaction with the incumbent directors and reflect a need for change.

        If you agree that shareholders may benefit from greater accountability afforded by annual election of all directors, please vote "FOR" this proposal.

STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

        The Board of Directors believes that a classified board, where approximately one-third of the directors are elected annually, is in the best interests of the Corporation and its shareholders. The classified board was approved at the 1985 Annual Meeting of Shareholders by 82 percent of the shares entitled to vote.

        The Board believes a classified board helps provide continuity and stability of the Corporation's leadership and policies because a majority of the directors at any one time will have prior experience as directors of the Corporation and in-depth knowledge of the Corporation. This system permits directors to more effectively represent the long-term interests of all shareholders in a variety of circumstances, including responding to circumstances created by demands or action by a minority shareholder or group or proponents of a takeover or restructuring or other extraordinary corporate action. The Board believes that the continuity and experience of leadership that results from a classified board helps directors focus on creating long-term value for shareholders and avoid short-term decisions of a transitory majority or vocal minority focused only on a single issue at any particular time.

        The Board believes there are many specific arguments favoring multiyear terms including the following:

  1.
  Director independence. Directors are less influenced by transitory outside influences.

  2.
  Negotiating power and takeover bids. The inability of a bidder to replace the entire board in a single election provides additional time and increases the power of the target company board to determine the adequacy of a bid and consider all options to maximize shareholder value.

  3.
  Institutional stability. Staggered boards permit companies to benefit from the directors' experience, time and knowledge of a corporation's business.

  4.
  Respect for business judgment. Directors can exercise their best judgment on all matters pertaining to the operation of the company without fear of retribution.

  5.
  Long-term focus. Multiyear terms provide the board with the ability to emphasize long-term business oversight and strategy rather than short-term day-to-day objectives. Multiyear terms are also consistent with the Sarbanes-Oxley Act of 2002 which, among other things, seeks to avoid the abuses often caused by only a short-term focus on the operation of the business.

        The proponent references an academic study concluding that a significant positive link exists between governance practices favoring shareholders (such as annual directors election) and firm value. The proponent cites no evidence for this conclusion. The study did not include evidence of the Corporation's performance and, in fact, states that no strong claims about causality can be made based on the study.

        The Board and our management have demonstrated accountability to the shareholders through the financial performance of the Corporation. In particular, we note that:

  •
  Since January 1, 2001, the Board increased the dividends payable to shareholders on three separate occasions.

  •
  The Corporation has split its Common Stock (on a two-for-one basis) on February 22, 2002, and August 23, 2004.

  •
  The Corporation recorded in the year 2007 the highest sales, earnings and cash flow in the history of the Corporation.

  •
  The Corporation has consistently reported increased earnings per share and substantial free cash flow.

        The Board believes that the continuity and stability provided by having a classified Board enhances the Corporation's ability to implement its long-term strategies and sustain its long-term financial health and performance.

        The Board in its present form is accountable to the shareholders and committed to sound corporate governance practices. A majority of the Board is comprised of independent directors and all directors owe fiduciary duties to the Corporation and its shareholders regardless of the length of the term for which they are elected. In addition, the Board has implemented measures to further foster accountability, including the adoption of Corporate Governance Guidelines (that focus on the independence and quality of members of the Board and its effective functioning) and regular annual self-evaluations of the Board and its four committees.

        The Board believes that the continuity and stability provided by having a classified Board enhances the Corporation's ability to implement its long-term strategies and sustain its long-term financial health and performance.

        For the reasons set forth above, the Board of Directors recommends that shareholders vote "AGAINST" this shareholder proposal.

 SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

        To be eligible for inclusion in the Corporation's Proxy Statement for the 2009 Annual Meeting of Shareholders, proposals of shareholders must be in writing and be received by the Corporate Secretary at the Corporation's principal executive offices, 10 Longs Peak Drive, Broomfield, Colorado 80021-2510, by November 17, 2008.

        If a shareholder desires to bring business before the 2009 Annual Meeting of Shareholders, which is not the subject of a proposal submitted for inclusion in the Proxy Statement, the shareholder must notify the Corporation of the shareholder's proposal, which must be delivered to or mailed and received at the principal executive offices of the Corporation between December 24, 2008, and January 23, 2009, or the proposal may be considered untimely. The appointed proxies may exercise their discretionary authority to vote previously solicited proxies against such proposal if it is raised at the 2009 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        As a result of an administrative error, the Form 4 report regarding a Restricted Stock Award for 1,500 units, Stock Appreciation Rights Award for 5,000 shares and a Stock Option Award for 4,000 shares to Mr. Leroy J. Williams on April 25, 2007, was not timely reported. The preceding Awards were reported on a Form 4 filed on May 1, 2007. Also, as a result of an administrative error, the Form 4 report regarding a loan to Mr. Leroy J. Williams of 23 shares from his 401(k) plan on June 27, 2007, was not timely reported. The loan was reported on a Form 4 filed on August 22, 2007. Additionally, as a result of an administrative error, the Form 4 report regarding a Restricted Stock Award for 3,000 units, Stock Appreciation Rights Award for 6,424 shares and a Stock Option Award for 2,576 shares to Ms. Lisa A. Pauley on April 25, 2007, was not timely reported. The preceding Awards were reported on a Form 4 filed on April 30, 2007. To the best of the Corporation's knowledge, all of the other filings for its executive officers and directors were made on a timely basis in 2007.

SOLICITATION AND OTHER MATTERS

        The Corporation will pay the cost of soliciting proxies. Georgeson Shareholder has been retained to assist in the solicitation of proxies for a fee of $7,500. In addition to solicitations by mail, proxies also may be solicited personally, or by telephone or electronic means by some directors, officers and regular employees of the Corporation, without additional compensation, as well as by employees of Georgeson Shareholder. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material, Annual Report and other shareholder materials to the beneficial owners of Common Stock.

        As of the date of this Proxy Statement, the Board of the Corporation has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. However, the persons named in the accompanying proxy card shall have authority to vote such proxy as to any other matters that properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

By Order of the Board of Directors
David A. Westerlund Corporate Secretary

March 17, 2008
Broomfield, Colorado

Annex I

Ball Corporation
Audit Committee Charter

I.     Purpose

        The primary purposes of the Audit Committee (the "Committee") are to assist the Board of Directors (the "Board") in fulfilling its responsibility with regard to management's conduct and the integrity of Ball Corporation's (the "Corporation") public financial reporting process, the Corporation's compliance with legal and regulatory requirements, the accounting policies and the system of internal control over financial reporting, disclosure controls and procedures, the performance of the Corporation's outside auditor and internal audit department, the outside auditor's qualifications and independence, preparation of the report required by the Securities and Exchange Commission ("SEC") proxy rules and carrying out the responsibilities required of Audit Committees by the New York Stock Exchange ("NYSE") and the SEC.

        The Committee shall review the adequacy of this Charter on an annual basis.

II.    Membership

        The Committee shall be comprised of not less than three members of the Board. The Committee's composition will comply with the independence and experience requirements of the NYSE rules for serving on the Committee as determined in the business judgment of the Board. At least one member of the Committee will meet the requirements of and be designated as having accounting or related financial management expertise and an Audit Committee Financial Expert as required by the NYSE and the SEC, all as determined in the business judgment of the Board.

        The members of the Committee and the Committee Chair shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified by the Board.

III.  Responsibilities and Duties

        The Committee's role is generally one of oversight and it recognizes that the Corporation's management is responsible for preparing the Corporation's consolidated financial statements and that the outside auditor is responsible for auditing or reviewing those financial statements and performing any required audit of internal control over financial reporting. In carrying out its responsibilities, the Committee and its members are not providing any expert or special assurance as to the Corporation's financial statements, internal control over financial reporting or any professional certification as to any auditor's work.

        The following matters comprise the recurring activities of the Committee. The responsibilities and duties of a member of the Committee are in addition to those duties set out for a member of the Board.

  1.
  With regard to selection, evaluation, compensation and termination of the outside auditor, the Committee shall:

  (a)
  appoint the firm of independent outside auditors to act as the outside auditor for the Corporation and its subsidiaries for each fiscal year, subject to ratification as needed by the Board and shareholders;

  (b)
  evaluate the performance (including the performance of the engagement partner) and approve the compensation of the Corporation's outside auditor with regard to the annual audit and quarterly review of the Corporation's public financial statements and audit of internal control over financial reporting and present the Committee's conclusions and decisions annually to the Board;

  (c)
  request from the outside auditor annually, a report describing the firm's internal quality control procedures, any material issues raised by the most recent internal quality control review or peer review of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years regarding any independent audits, interim financial statement reviews or audits of internal control over financial reporting carried out by the outside auditor and any steps taken to deal with any of the issues raised by the review, inquiry or investigation;

    (d)
    request from the outside auditor annually, a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard No. 1, discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence, if any, and, where circumstances warrant, take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence or recommend to the Board that the Board take such action;

    (e)
    have the authority to terminate or otherwise sanction the outside auditor if circumstances warrant or recommend to the Board such action; and

    (f)
    approve in advance the audit, audit-related and non-audit services to be performed by the outside auditor and receive a report from management or the outside auditor annually regarding audit, audit related, tax and all other fees paid by the Corporation to the outside auditor for services rendered in the immediately preceding two fiscal years and consider whether the fees for non-audit or audit related services are compatible with maintaining the auditor's independence.

  2.
  With regard to the annual audit, interim reviews of the consolidated financial statements of the Corporation and the required attestation on management's report with regard to internal control over financial reporting, the Committee shall:

  (a)
  review an annual audit plan or plans for the audit and review of financial statements and audit of internal control over financial reporting of the Corporation's outside auditor, including the scope of audit and review activities, which management confirms they have reviewed with the outside auditor;

  (b)
  discuss with management and the outside auditor the audited consolidated financial statements, which form the basis for those consolidated financial statements to be included in the Corporation's Form 10-K, management's assessment of the effectiveness of internal control over financial reporting and the audit by the outside auditor of such internal control, and discuss with management and the outside auditor the matters required to be communicated by Statement of Auditing Standards ("SAS"), the Public Company Accounting Oversight Board Auditing Standards ("PCAOB Standards") and the General Commentary to Section 303A.07(c)(A), (B) and (C) of the NYSE Listing Manual, as may be amended or supplemented;

  (c)
  discuss with management and the outside auditor the Corporation's unaudited interim consolidated financial statements, which form the basis for those to be included in the Corporation's Quarterly reports on Form 10-Q including the review by the outside auditor in accordance with SAS and PCAOB Standards as may be amended or supplemented (The Chair of the Committee or a member of the Committee designated by the Chair may hold the discussion specified in 2(c).); and

  (d)
  review with the outside auditor any audit or review problems or difficulties and management's response.

  3.
  With regard to financial reporting practices, disclosure controls and procedures and internal control over financial reporting, the Committee shall:

  (a)
  inquire of management, the outside auditor and the director of internal audit as to the adequacy of internal control over financial reporting and disclosure controls and procedures;

  (b)
  discuss with management and the outside auditor the Corporation's disclosures in "Management's Discussions and Analysis of Financial Condition and Results of Operations" contained in the most recent 10-K or 10-Q periodic reports to the SEC;

  (c)
  discuss generally with management earnings press releases, including the type and presentation of information to be included, such as non-GAAP financial measures and financial information and earnings guidance, if any, provided to credit rating agencies, analysts and the public; and

  (d)
  receive an annual audit plan of the Corporation's internal audit department, including scope and periodic reports on the progress, results, and changes, if any, with regard to the plan during the fiscal year.

  4.
  With regard to other matters, the Committee shall:

  (a)
  oversee the Corporation's compliance with legal and regulatory requirements by inquiring of the Chair of the Corporate Compliance Committee, the General Counsel and senior executive officers regarding the company's ethical standards, utilization of the Corporation's hotline reporting system and the compliance by the company and its officers, employees and directors with the ethical standards and the law and meeting annually with the general counsel to review legal matters, including any matters that may have a material impact on the financial statements of the Corporation;

    (b)
    establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal control over financial reporting, auditing, ethical or legal compliance matters, including procedures for confidential, anonymous submission by employees of Ball or other interested parties of concerns regarding questionable accounting, auditing, ethical or legal compliance matters;

    (c)
    discuss with the Chief Financial Officer, Treasurer and senior executive management the guidelines and policies governing risk assessment and risk management of the Corporation;

    (d)
    set clear hiring policies for employees or former employees of the outside auditor;

    (e)
    receive from management or the outside auditor any information which must be delivered pursuant to Section 10A of the Securities Exchange Act of 1934;

    (f)
    review and approve the report regarding the Committee to be included in each annual proxy statement of the Corporation which includes the matters required by the SEC; and

    (g)
    perform such other functions within the purposes, responsibilities and duties of the Committee as may be directed by the Board.

  5.
  In the process of carrying out the duties and responsibilities, the Committee shall:

  (a)
  keep regular minutes of its meetings and report any actions taken to the Board at its next meeting;

  (b)
  have the authority to investigate any matters brought to its attention with full access to all the books, records, facilities and personnel of the Corporation;

  (c)
  have the authority to secure outside counsel, accountants or other experts with appropriate budgeting and funding from the Corporation to pay the advisors as determined by the Committee to assist the Committee in fulfilling its responsibilities and duties;

  (d)
  have the authority to provide for appropriate funding from the Corporation for payment of compensation to any outside auditor with regard to the annual audit of financial statements and internal control over financial reporting and quarterly review of the Corporation's interim financial statements;

  (e)
  have the authority to provide for appropriate funding for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its responsibilities and duties;

  (f)
  meet separately, periodically with management, the engagement partner of the Corporation's outside audit firm and the director of internal audit;

  (g)
  resolve any disagreements between management and the outside auditor; and

  (h)
  report annually to the Board concerning the performance of the Committee and discuss any needed action items for the Committee.

        While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting audits and interim reviews, performing management's assessment of internal control over financial reporting, determining whether the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles or management's report on internal control over financial reporting is appropriate for attestation by the outside auditor. Similarly, it is not the Committee's responsibility to ensure that the Corporation complies with all laws and regulations or its policies, procedures and practices.

Annex II

Ball Corporation
Nominating/Corporate Governance
Committee Charter

I.     Purpose

        The primary purpose of the Nominating/Corporate Governance Committee (the "Committee") is to assist the Board of Directors (the "Board") of Ball Corporation (the "Corporation") in fulfilling its responsibility to identify qualified individuals to become Board members, recommend to the Board the selection of Board nominees for the next annual meeting of shareholders, and address the independence and effectiveness of the Board by advising and making recommendations on matters involving the organization and operation of the Board, corporate governance guidelines and directorship practices and overseeing the evaluation of the Board and its Committees.

II.    Membership

        The Committee shall be comprised entirely of independent directors as defined by the New York Stock Exchange (the "NYSE") for serving on the Committee as determined in the business judgment of the Board. The members of the Committee and the Committee Chair shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified by the Board.

III.  Responsibilities and Duties

        The Committee's role is generally one of oversight and it recognizes that the Board is responsible for the selection of and initial approval of Board nominees and the conduct of the annual evaluation of Board performance. In carrying out its responsibilities the Committee and its members are not providing any expert or special assurance as to Director, committee or Board performance.

        The following matters comprise the recurring activities of the Committee in carrying out its functions. The responsibilities and duties of a member of the Committee are in addition to his or her duties as a member of the Board.

  1.
  Identify and consider qualified candidates for Board membership consistent with policies and criteria approved by the Board, develop and maintain a list of candidates to fill vacancies on the Board and aid in attracting qualified individuals to the Corporation's Board. The Committee shall consider nominees for directorships submitted by shareholders.

  2.
  Recommend to the Board director candidates to fill vacancies occurring on the Board.

  3.
  Recommend to the Board annually a slate of director nominees to be elected by the shareholders at each annual meeting of the shareholders and recommend to the Board the inclusion of the slate in the Proxy Statement.

  4.
  Review and assess the Corporation's Sustainability activities and performance.

  5.
  Develop and recommend to the Board any needed policies and criteria for selection of new directors, as it deems necessary.

  6.
  Develop and recommend to the Board any needed policies and standards for ongoing service on the Board and its committees, as it deems necessary.

  7.
  Develop and recommend any changes in the size, composition, organization and operational structure of the Board and its standing or ad hoc committees, as it deems necessary.

  8.
  Develop and recommend to the Board a set of corporate governance guidelines applicable to the Corporation.

  9.
  Develop and recommend to the Board ethical standards and ethics and legal compliance requirements for Directors and executive officers of the Corporation.

  10.
  Develop, recommend and oversee a Board, Board committee and Director evaluation process.

  11.
  Budget for and hire experts as are deemed appropriate to advise the Committee in the performance of its duties, including the hiring of director search firms.

II-1

  12.
  Keep regular minutes of its meetings and report any actions taken to the Board at its next meeting.

  13.
  Review the adequacy of this Charter on an annual basis.

  14.
  Report annually to the Board concerning the performance of the Committee and discuss any needed action items for the Committee.

  15.
  Provide reports required of the Committee by the NYSE or Securities and Exchange Commission.

  16.
  Provide such other functions within the purposes, duties and responsibilities of the Committee as may be directed by the Board.

IV.   Other

A.    Policy with respect to Newly Created Directorships

        In keeping with the Corporation's current practice, the Board will ensure that any person filling a newly created directorship shall stand for election at the annual meeting of shareholders immediately following such person's election by the Board.

B.    Policy with respect to Material Change in Director's Primary Employment

        In keeping with the Corporation's current practice, any Director who suffers a material change in his or her primary employment will promptly tender to the Chairman of the Board a letter containing his or her offer to resign from the Board together with a brief explanation of the nature of the change in primary employment. The Chairman will bring the matter before the next regularly scheduled Board meeting and the Board may, in its sole discretion, accept or reject such Director's offer to resign.

II-2

Annex III

Ball Corporation
Human Resources Committee Charter

I.     Purpose

        The primary purpose of the Human Resources Committee (the "Committee") is to assist the Board of Directors (the "Board") of Ball Corporation (the "Corporation") in fulfilling its responsibilities related to the evaluation of the Chief Executive Officer and Chairman of the Board (the "CEO") and the compensation for the position, overseeing the compensation of other executive officers, and to provide any report required of the Committee by the Securities and Exchange Commission ("SEC") or New York Stock Exchange ("NYSE"). It is not the intent of this Charter to preclude the discussion of CEO or other executive officer compensation as deemed appropriate by the Board.

II.    Membership

        The Committee shall be comprised of not fewer than three members of the Board. The Committee's composition will comply with the independence requirements of the NYSE for the Committee as determined in the business judgment of the Board.

        The members of the Committee and the Committee Chair shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified by the Board.

III.  Responsibilities and Duties

        The Committee's role is generally one of oversight and it recognizes that management is responsible for designing and modifying salary ranges and grades, incentive compensation programs, compensation strategy and practices, performance evaluation systems, succession planning, and the conduct and funding of the various retirement plans of the Corporation. In carrying out its responsibilities the Committee and its members are not providing any expert or special assurance as to the matters identified in this Charter, exercising discretion, authority or control over the management, funding and assets of the retirement plans or any professional certifications as to any auditor's work on the retirement plans.

        The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the CEO's compensation and evaluate the performance of the CEO in light of these goals and objectives. The following matters comprise the recurring activities of the Committee in carrying out its functions. The responsibilities and duties of a member of the Committee are in addition to his or her duties as a member of the Board.

  1.
  Review and approve corporate goals and objectives relevant to the CEO, evaluate the performance of the CEO in light of the goals and objectives, either as a Committee or together with other independent directors as directed by the Board, determine and approve the CEO's compensation based on this evaluation, and determine the Corporation's policy with respect to the application of Internal Revenue Code Section 162(m).

  2.
  Approve the compensation of all other executive officers and other employees of the Corporation, as the Board may determine and direct from time to time.

  3.
  Approve the Corporation's schedule of salary ranges and grades for all salaried employees.

  4.
  Approve the Corporation's incentive compensation programs, including their design, participation basis and participation rates, as they apply to all executive officers and other employees of the Corporation as the Board may determine and direct from time to time.

  5.
  Approve and receive reports on the major benefit plans, plan changes, additions, terminations and discontinuations.

  6.
  Direct the administration of the Corporation's various stock equity plans and deferred compensation plans, in accordance with such plans.

  7.
  Designate from time to time those executive officers and other employees to whom stock option and/or restricted stock awards are to be granted and approve the number of shares to be optioned and/or granted from time to time to employees of the Corporation.

III-1

  8.
  Review periodically, as deemed necessary by the Committee, the compensation strategy and practices of the Corporation.

  9.
  Discuss with the CEO and chief human resources officer of the Corporation, as deemed necessary by the Committee, the performance evaluation systems and succession planning of the Corporation. In this connection the Committee shall discuss with the CEO the succession plan for the CEO.

  10.
  Review and report to the Board the status of the Corporation's compensation program for Directors of the Corporation. Any changes in Director compensation should come upon the recommendation of the Committee, but with final approval by the Board.

  11.
  In carrying out the responsibilities the Committee shall have the authority to budget for and hire experts, including executive compensation consultants, as are deemed appropriate to advise the Committee.

  12.
  Provide reports required of the Committee by the SEC or NYSE, including the annual report on executive compensation in the Corporation's Proxy Statement.

  13.
  Keep regular minutes of its meetings and report any actions taken to the Board at its next meeting.

  14.
  Review the adequacy of this Charter on an annual basis.

  15.
  Report annually to the Board concerning the performance of the Committee and discuss any needed action items for the Committee.

  16.
  Perform such other functions within the purposes, duties and responsibilities of the Committee as may be directed by the Board.

III-2

Annex IV

Ball Corporation
Finance Committee Charter

I.     Purpose

        The primary purpose of the Finance Committee (the "Committee") is to assist the Board of Directors (the "Board") of Ball Corporation (the "Corporation") in fulfilling its responsibility to oversee management's conduct of the financing of the Corporation, status of the Corporation's employee retirement plans and insurance policies and the Corporation's policies relating to interest rate, commodity and currency hedging.

II.    Membership

        The Committee shall be comprised of members of the Board with a majority consisting of non-management directors.

        The members of the Committee and the Committee Chair shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified by the Board.

III.  Responsibilities and Duties

        The Committee's role is one of oversight and it recognizes that the Corporation's management is responsible for preparing and executing the financing plans of the Corporation, developing and implementing policies on hedging, deciding the type and level of insurance to purchase, if any, and the conduct and funding of the various employee retirement plans of the Corporation. In carrying out its oversight responsibilities the Committee and its members are not providing any expert or special assurance as to the matters identified in this Charter, exercising discretion, authority or control over the management, funding and assets of the retirement plans, or any professional certifications as to any auditor's work on the retirement plans.

        The following matters comprise the recurring activities of the Committee in carrying out its oversight function. The responsibilities and duties of a member of the Committee are in addition to those duties set out for a member of the Board.

  1.
  Review and recommend for Board approval the annual financing plans of the Corporation.

  2.
  Receive periodic reports regarding the status of the Corporation's employee retirement plans.

  3.
  Receive periodic reports regarding the Corporation's continuing relationships with financial institutions and credit rating agencies.

  4.
  Review and recommend for Board approval any significant financing and credit arrangements requiring approval by the Board.

  5.
  Receive periodic reports from management concerning policies and practices related to interest rate, commodity and currency hedging activities, as deemed necessary by the Committee.

  6.
  Receive periodic reports from management concerning the insurance policies and practices of the Corporation, as deemed necessary by the Committee.

  7.
  Budget for and hire experts as are deemed appropriate to advise the Committee in the performance of its duties.

  8.
  Keep regular minutes of its meetings, and report any actions taken to the Board at its next meeting.

  9.
  Review the adequacy of this Charter on an annual basis.

  10.
  Report annually to the Board concerning the performance of the Committee and discuss any needed action items for the Committee.

  11.
  Provide reports required of the Committee by Securities and Exchange Commission and New York Stock Exchange, if any.

  12.
  Provide such other functions within the purposes, duties and responsibilities of the Committee as may be directed by the Board.

IV-1

Ball Corporation

10 LONGS PEAK DRIVE
BROOMFIELD, COLORADO 80021-2510

C123456789
MR A SAMPLE 000004 DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
000000000.000000 ext        000000000.000000 ext
000000000.000000 ext        000000000.000000 ext
000000000.000000 ext        000000000.000000 ext

 Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 A.M., Central Time, on April 23, 2008.
[COMPUTER GRAPHIC]	Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.
[TELEPHONE GRAPHIC]
Vote by telephone
•  Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card		123456 C0123456789 12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

[A] Election of Directors — The Board of Directors recommends a vote FOR the election of directors.
1.	Nominees:	For	Withhold
	01 — Robert W. Alspaugh	☐	☐
	02 — George M. Smart	☐	☐
	03 — Theodore M. Solso	☐	☐
	04 — Stuart A. Taylor II	☐	☐

[B]    Issues — The Board of Directors recommends a vote FOR Proposal 2 and AGAINST Proposal 3.

		For	Against	Abstain			For	Against	Abstain
2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Corporation for 2008.	☐	☐	☐	3.	Proposal to declassify the Board of Directors so that all directors are elected annually.	☐	☐	☐

[C]    Non-Voting Items

Change of Address — Please print new address below.

[D]    Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. All owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Ball Corporation

Meeting Details

The 2008 Ball Corporation Annual Meeting of Shareholders will be held at 9:00 A.M. (MDT), Wednesday, April 23, 2008, at Ball Corporation's offices,
10 Longs Peak Drive, Broomfield, Colorado 80021-2510.

Proxy Solicited by Board of Directors for Annual Meeting on April 23, 2008

John F. Lehman, Georgia R. Nelson, Jan Nicholson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Ball Corporation to be held on April 23, 2008, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Items 1 and 2 and AGAINST Item 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be voted on reverse side.)

QuickLinks

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
VOTING ITEM I—ELECTION OF DIRECTORS
DIRECTOR NOMINEES AND CONTINUING DIRECTORS
GOVERNANCE OF THE CORPORATION
CERTAIN COMMITTEES OF THE BOARD
BOARD MEETINGS AND ANNUAL MEETING
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
EXECUTIVE COMPENSATION
REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
TABLES AND NARRATIVES
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS TABLE
OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2007
OPTION EXERCISES AND STOCK VESTED IN 2007
NONQUALIFIED DEFERRED COMPENSATION
PENSION BENEFITS
OTHER POTENTIAL POST-TERMINATION EMPLOYMENT BENEFITS
DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE
VOTING ITEM 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR
VOTING ITEM 3—SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS
SHAREHOLDER PROPOSAL
SUPPORTING STATEMENT
STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL
SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SOLICITATION AND OTHER MATTERS
  Annex I
Ball Corporation Audit Committee Charter
  Annex II
Ball Corporation Nominating/Corporate Governance Committee Charter
  Annex III
Ball Corporation Human Resources Committee Charter
  Annex IV
Ball Corporation Finance Committee Charter